SUNAMERICA INCOME FUNDS

SunAmerica GNMA Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

September 4, 2014

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the SunAmerica GNMA Fund (the “GNMA Fund”), a series of SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), to be held on Thursday, October 16, 2014. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the GNMA Fund.

We are asking for your vote to approve a proposed reorganization of the GNMA Fund with the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund”), also a series of the Trust. In this reorganization, your shares of the GNMA Fund would, in effect, be exchanged for shares of the U.S. Government Securities Fund with the same aggregate net asset value and of the same class as the GNMA Fund shares that you currently hold. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because SunAmerica Asset Management, LLC (“SunAmerica”), the GNMA Fund’s and the U.S. Government Securities Fund’s investment adviser, believes that shareholders of each fund will benefit more from the expected operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the reorganization, than by continuing to operate the two funds separately. SunAmerica believes that continuing to operate the GNMA Fund as currently constituted is not in the best interests of the GNMA Fund’s shareholders. SunAmerica further believes that it is in the best interests of the GNMA Fund’s shareholders to combine its assets with a fund that is similar, but more diversified in the types of securities in which it invests, has a generally similar performance history and has the same net operating expense ratio with respect to each class. In SunAmerica’s opinion, the U.S. Government Securities Fund’s investment goal and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the GNMA Fund.

The Board of Trustees of the Trust has determined that the proposed reorganization of the GNMA Fund with the U.S. Government Securities Fund is in the best interests of the GNMA Fund and the U.S. Government Securities Fund, and the interests of the GNMA Fund’s and U.S. Government Securities Fund’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect in November of 2014. Included in this booklet is the following information about the upcoming Special Meeting:

•	A Notice of Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•	The Combined Prospectus/Proxy Statement, which provides detailed information on the U.S. Government Securities Fund, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy
John T. Genoy President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, the SunAmerica GNMA Fund (the “GNMA Fund”), and the Trust, on behalf of its series, the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund” and together with the GNMA Fund, the “Funds” and each, a “Fund”). The investment goals of the GNMA Fund and the U.S. Government Securities Fund are similar. The investment goal of the GNMA Fund is current income, with capital appreciation as a secondary objective. The investment goal of the U.S. Government Securities Fund is high current income consistent with relative safety of capital. The U.S. Government Securities Fund pursues certain investment strategies that are compatible with and similar to those of the GNMA Fund, most notably the principal investment strategy of fixed income investing, while others are different. See “Summary—Investment Goals and Principal Investment Strategies and Techniques.” If the proposed reorganization (the “Reorganization”) is approved and completed, an account at the U.S. Government Securities Fund will be set up in your name, you will become a shareholder of the U.S. Government Securities Fund, and the GNMA Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the U.S. Government Securities Fund, including a comparison of its principal investment strategy and techniques to those of the GNMA Fund.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of the Trust (the “Board of Trustees”), on behalf of the GNMA Fund, has determined that the Reorganization is in the best interests of the GNMA Fund and that the interests of the GNMA Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, unanimously recommends that you cast your vote “For” the proposed Reorganization. In particular, the Board of Trustees has considered that, among other things, the shareholders of the GNMA Fund may benefit from (i) the

i

expected operating efficiencies from the larger net asset size of the combined fund; (ii) the compatibility and similarity of the types of portfolio securities held by the Funds, the similar investment goals of each Fund, the fixed income investing principal investment strategy of each Fund, and certain similarities between the other investment strategies and risks of each Fund; and (iii) the expectation that the combined fund will have net operating expense ratios that are the same as those of the GNMA Fund. Please refer to the enclosed Combined Prospectus/Proxy Statement for a detailed discussion of the factors that the Board of Trustees considered when approving the Reorganization. It should be noted that while the types of portfolio securities that each Fund may hold are compatible, the portfolio managers of the U.S. Government Securities Fund anticipate disposing of a substantial portion of the GNMA Fund’s portfolio holdings (approximately 70% as of June 30, 2014) following the close of the Reorganization. SunAmerica Asset Management, LLC (“Sun America”), the investment adviser to each Fund, has estimated that the transaction costs relating to such disposition of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share. For information about the tax consequences associated with the disposition of GNMA Fund portfolio holdings in connection with the Reorganization, see “Q: Will I have to pay any federal taxes as a result of the Reorganization?” in this section and “Information about the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization” in the Combined Prospectus/Proxy Statement.

Q: How will the Reorganization affect me?

A: If shareholders of the GNMA Fund approve the proposed Reorganization, all the assets and liabilities of the GNMA Fund will be transferred to, and combined with, those of the U.S. Government Securities Fund, an account will be set up in your name at the U.S. Government Securities Fund and you will receive shares of the U.S. Government Securities Fund. You will receive the same class of shares of the U.S. Government Securities Fund as you currently hold of the GNMA Fund. The aggregate net asset value (“NAV”) of the shares you receive in the Reorganization will equal the aggregate NAV of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the GNMA Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the GNMA Fund prior to the Reorganization.

Q: In the Reorganization, will I receive shares of the U.S. Government Securities Fund of the same class as the shares of the GNMA Fund that I now hold?

A: Yes. You will receive shares of the U.S. Government Securities Fund of the same class as the shares you own of the GNMA Fund. For more detailed fee and expense information about each Fund’s classes, see “Summary—Fees and Expenses” and “Comparison of the Funds—Distribution and Service Fees” in the Combined Prospectus/Proxy Statement.

Q: Will I own the same number of shares of the U.S. Government Securities Fund as I currently own of the GNMA Fund?

A: No. You will receive shares of the U.S. Government Securities Fund with the same aggregate NAV as the shares of the GNMA Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the GNMA Fund and the U.S. Government Securities Fund on the closing date of the Reorganization. Thus, on the closing date, if the NAV of a share of the U.S. Government Securities Fund is lower than the NAV of the corresponding share class of the GNMA Fund, you will receive a greater number of shares of the U.S. Government Securities Fund in the Reorganization than you held in the GNMA Fund before the Reorganization. On the other hand, if the NAV of a share of the U.S. Government Securities Fund is higher than the NAV of the corresponding share class of the GNMA Fund, you will receive fewer shares of the U.S. Government Securities Fund in the Reorganization than you held in the GNMA Fund before the Reorganization. The aggregate NAV of your U.S. Government Securities Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your GNMA Fund shares immediately prior to the Reorganization.

Q: Will my privileges as a shareholder change after the Reorganization?

A: No. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the U.S. Government Securities Fund rather than of the GNMA Fund. The shareholder services available to you after the Reorganization will be identical.

Q: Who will advise the U.S. Government Securities Fund once the Reorganization is completed?

A: The GNMA Fund is advised by SunAmerica. The U.S. Government Securities Fund is also advised by SunAmerica and will continue to be advised by SunAmerica once the Reorganization is completed. In addition, the same portfolio managers currently manage both Funds, and will continue to serve as the portfolio managers of the combined fund following the completion of the Reorganization.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the U.S. Government Securities Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your GNMA Fund shares, or (ii) you purchased your shares of any other fund advised by SunAmerica and subsequently exchanged them for shares of the GNMA Fund.

Q: How do the operating expense ratios of the U.S. Government Securities Fund compare to those of the GNMA Fund?

A: Following the Reorganization, it is anticipated that the gross operating expense ratio for each class of shares of the U.S. Government Securities Fund will be higher than the current gross operating expense ratio for the corresponding class of shares of the GNMA Fund (partly as a result of the U.S. Government Securities Fund’s higher contractual management fee rate), and the net operating expense ratio for each class of shares of the U.S. Government Securities Fund will be the same as the current net operating expense ratio for the corresponding class of shares of the GNMA Fund. The contractual expense caps for each class of the U.S. Government Securities Fund are the same as the contractual expense caps for the corresponding classes of the GNMA Fund, pursuant to an Expense Limitation Agreement with SunAmerica. SunAmerica will earn a management fee at a higher rate with respect to the combined fund than it would otherwise have earned with respect to the GNMA Fund. For more detailed information about each Fund’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q: What will I have to do to open an account in the U.S. Government Securities Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the U.S. Government Securities Fund. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the U.S. Government Securities Fund as you currently hold of the GNMA Fund. The aggregate NAV of the shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your GNMA Fund shares, it is not necessary to surrender such certificates.

Q: What happens if the Reorganization is not approved?

A: If the Reorganization is not approved by shareholders of the GNMA Fund, the Board of Trustees may consider such alternatives as it deems appropriate, including, but not limited to, continuing to operate the GNMA Fund with its current investment goal and strategies. If no such suitable alternatives can be found, the Board of Trustees may consider the liquidation of the GNMA Fund. Any such liquidation could be a taxable event for certain shareholders.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the GNMA Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the U.S. Government Securities Fund and the assumption of its liabilities by the U.S. Government Securities Fund, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the U.S. Government Securities Fund in connection with the Reorganization.

While the portfolio managers of the U.S. Government Securities Fund do not anticipate requesting the disposition of any of the GNMA Fund’s portfolio holdings before the closing of the Reorganization, the portfolio managers anticipate disposing of a substantial portion of the GNMA Fund’s portfolio holdings (approximately 70% as of June 30, 2014) following the closing of the Reorganization. SunAmerica has estimated that the transaction costs relating to such disposition of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

The extent to which the GNMA Fund’s portfolio holdings are sold will depend upon market conditions and the portfolio composition of the Funds at the time of the Reorganization. If all such holdings were sold on April 1, 2014, the sales would result in a net capital gain position of $1,000,630 or $0.24 per share, assuming all GNMA Fund shareholders as of April 1, 2014 elect to participate in the Reorganization and there is no attrition in the number of U.S. Government Securities Fund shareholders as of April 1, 2014. This amount does not take into account any available capital loss carryforwards and current year net realized capital gains or losses. Based on the net unrealized capital gain position of the GNMA Fund as of April 1, 2014, including any available capital loss carryforwards, the anticipated sales of GNMA Fund portfolio holdings following the closing of the Reorganization may result in the distribution of net capital gains to shareholders of the combined fund. The estimated amount of these net capital gains distributions is expected to be $649,450, based on the value of the GNMA Fund’s portfolio holdings as of April 1, 2014. However, the actual amount of capital gains or losses, if any, resulting from the sale of GNMA Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the GNMA Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the GNMA Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q: Who will pay for the Reorganization?

A: The expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs (other than any transaction costs relating to the sale of the GNMA Fund’s securities prior to and/or after the Reorganization), will be borne solely by SunAmerica or its affiliates, not by either Fund. The aggregate expense of the Reorganization is estimated to be approximately $165,000. SunAmerica has estimated that the transaction costs relating to such disposition of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. The tax impact of any such redemption or exchange will depend on the difference between the price at which such shares are redeemed or exchanged and your basis in such shares. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or Internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or Internet will be an authorization of a proxy to cast your vote at the special shareholders meeting.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur in November of 2014. The Reorganization will not take place if the Reorganization is not approved by the GNMA Fund’s shareholders.

Q: Whom do I contact for further information?

A: You may call AST Fund Solutions, LLC, our proxy solicitation firm, at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

v

SUNAMERICA INCOME FUNDS

SunAmerica GNMA Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2014

To the Shareholders of the SunAmerica GNMA Fund:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the SunAmerica GNMA Fund (the “GNMA Fund”), a series of SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), will be held on Thursday, October 16, 2014, at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the GNMA Fund would transfer all of its assets to the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund”), also a series of the Trust, in exchange solely for the assumption of the GNMA Fund’s liabilities by the U.S. Government Securities Fund and for Class A, Class B and Class C shares of the U.S. Government Securities Fund, which shares will be distributed by the GNMA Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on August 15, 2014, as the record date for determination of shareholders of the GNMA Fund entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the GNMA Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the Internet; please see pages 32-33 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees,

/s/ Gregory N. Bressler
Gregory N. Bressler
Secretary

Jersey City, New Jersey

September 4, 2014

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA INCOME FUNDS

SunAmerica GNMA Fund

SunAmerica U.S. Government Securities Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the SunAmerica GNMA Fund (the “GNMA Fund”), a series of SunAmerica Income Funds, a Massachusetts business trust (the “Trust”). A special meeting of shareholders of the GNMA Fund (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Thursday, October 16, 2014, at 10:30 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the GNMA Fund at the close of business on August 15, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the GNMA Fund on or about September 10, 2014. Whether or not you expect to attend the Special Meeting, or any postponement or adjournment thereof, the Board of Trustees of the Trust (the “Board of Trustees”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the GNMA Fund would transfer all of its assets to the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund,” and together with the GNMA Fund, the “Funds” and each, a “Fund”), also a series of the Trust, in exchange solely for the assumption of the GNMA Fund’s liabilities by the U.S. Government Securities Fund and for Class A, Class B and Class C shares of the U.S. Government Securities Fund, which shares will be distributed by the GNMA Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Trustees has approved a reorganization (the “Reorganization”) by which the GNMA Fund, a series of the Trust and an open-end management investment company, would be acquired by the U.S. Government Securities Fund, also a series of the Trust. The Funds have similar investment goals. The investment goal of the GNMA Fund is current income, with capital appreciation as a secondary objective. The investment goal of the U.S. Government Securities Fund is high current income with relative safety of capital. Each Fund’s principal investment strategy is fixed income investing, and both Funds invest in U.S. government securities without regard to maturity.

The GNMA Fund and the U.S. Government Securities Fund, however, employ certain differing investment strategies and techniques to achieve their goals, as discussed in more detail below. For more information on each Fund’s investment strategies and techniques see “Summary—Investment Goals and Principal Investment Strategies and Techniques” below.

If the GNMA Fund’s shareholders approve the Reorganization, the GNMA Fund will transfer its assets to the U.S. Government Securities Fund. The U.S. Government Securities Fund will assume the liabilities of the GNMA Fund and will issue shares to the GNMA Fund in an amount equal to the aggregate net asset value (“NAV”) of the outstanding shares of the GNMA Fund. Immediately thereafter, the GNMA Fund will distribute these shares of the U.S. Government Securities Fund to its shareholders. After distributing these shares, the GNMA Fund will be terminated as a series of the Trust. When the Reorganization is complete, the GNMA Fund’s shareholders will hold the same class of shares of the U.S. Government Securities Fund as they currently hold of the GNMA Fund. The aggregate NAV of the U.S. Government Securities Fund shares received in the Reorganization will equal the aggregate NAV of the GNMA Fund shares held by GNMA Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the GNMA Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the GNMA Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the GNMA Fund should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the U.S. Government Securities Fund only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the U.S. Government Securities Fund and the GNMA Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated September 4, 2014 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the U.S. Government Securities Fund Statement of Additional Information (the “U.S. Government Securities Fund SAI”) dated August 1, 2014 (and as currently supplemented); and

•	the GNMA Fund Prospectus and Statement of Additional Information containing additional information about the GNMA Fund (the “GNMA Fund Prospectus” and the “GNMA Fund SAI,” respectively), each dated August 1, 2014 (and as currently supplemented).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the U.S. Government Securities Fund Prospectus (the “U.S. Government Securities Fund Prospectus”) dated August 1, 2014 (and as currently supplemented); and

•	the Annual Report to Shareholders of the U.S. Government Securities Fund for the fiscal year ended March 31, 2014 (the “U.S. Government Securities Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the U.S. Government Securities Fund Prospectus will apply to the Class A, Class B and Class C shares to be issued by the U.S. Government Securities Fund in connection with the Reorganization.

These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SunAmerica GNMA Fund	SunAmerica U.S. Government Securities Fund
c/o SunAmerica Income Funds	c/o SunAmerica Income Funds
Harborside Financial Center 3200 Plaza 5	Harborside Financial Center 3200 Plaza 5
Jersey City, NJ 07311-4992 (800) 858-8850	Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.safunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No business other than the proposed Reorganization or any business that is properly presented may be presented for consideration at the Special Meeting. If any procedural matter relating to the proposal is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is September 4, 2014.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Trust is an open-end management investment company registered with the SEC. The GNMA Fund and the U.S. Government Securities Fund are each a series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment goal of the GNMA Fund is current income, with capital appreciation as a secondary objective. The investment goal of the U.S. Government Securities Fund is high current income consistent with relative safety of capital.

Each of the GNMA Fund’s and the U.S. Government Securities Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which each Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates and, where relevant, the strength of the underlying issuer. Both Funds invest in U.S. government securities without regard to maturity. Both Funds are classified as “diversified” as such term is defined in the 1940 Act.

The principal difference between the GNMA Fund and the U.S. Government Securities Fund is that the GNMA Fund engages in active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), while the U.S. Government Securities Fund engages in the active trading of U.S. government securities. A related difference is that, under normal market conditions, the GNMA Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in mortgage-backed securities issued or guaranteed by GNMA, whereas the U.S. Government Securities Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in U.S. government securities. U.S. government securities are issued by the U.S. Treasury or agencies and instrumentalities of the U.S. government. Certain government securities are direct obligations of the U.S. Treasury (such as Treasury Bills) and, as such, are backed by the “full faith and credit” of the U.S. government. Other types of government securities are issued by agencies or instrumentalities of the U.S. government and may or may not be backed by the “full faith and credit” of the U.S. government. GNMA is a government owned corporation and a federal agency that issues mortgage-backed securities. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues.

Both Funds invest in similar types of securities. GNMA-issued securities are among the types of U.S. government securities in which the U.S. Government Securities Fund invests. Also, although the GNMA Fund invests primarily in GNMA-issued securities, it may also invest in other types of U.S. government securities.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser of each of the Funds. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, AIG Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other retail funds distributed by the Distributor at NAV per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges).

The Proposed Reorganization

The Board of Trustees, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Reorganization on behalf of the GNMA Fund and the U.S. Government Securities Fund. Subject to approval by the GNMA Fund shareholders, the Reorganization provides for:

•	the transfer of all the assets of the GNMA Fund to the U.S. Government Securities Fund in exchange for the assumption of the GNMA Fund’s liabilities by the U.S. Government Securities Fund and Class A, Class B and Class C shares of the U.S. Government Securities Fund;

•	the distribution of such Class A, Class B and Class C shares of the U.S. Government Securities Fund to the GNMA Fund’s shareholders; and

•	the termination of the GNMA Fund as a series of the Trust.

If the proposed Reorganization is approved and completed, the GNMA Fund’s shareholders would receive shares of the same class of the U.S. Government Securities Fund as they currently hold of the GNMA Fund with an aggregate NAV equal to the aggregate NAV of GNMA Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

SunAmerica believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. SunAmerica further believes that it is in the best interest of the GNMA Fund’s shareholders to combine the GNMA Fund’s assets with a fund that is similar, but more diversified in the types of securities in which it invests, has a generally similar performance history and has the same net operating expense ratios, though the contractual management fee rate and the gross operating expense ratios of the U.S. Government Securities Fund are higher than those of the GNMA Fund. In SunAmerica’s opinion, the U.S. Government Securities Fund’s investment goal, strategies and techniques make it a compatible fund within the SunAmerica complex for a reorganization with the GNMA Fund. The U.S. Government Securities Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross operating expense ratios for Class A, Class B and Class C shares of the Combined Fund will be higher than the gross operating expense ratios for the corresponding classes of the GNMA Fund, and the net operating expense ratios for Class A, Class B and Class C shares of the Combined Fund will be the same as the net operating expense ratios for the corresponding classes of the GNMA Fund. SunAmerica believes that continuing to operate the GNMA Fund as currently constituted is not in the best interests of the GNMA Fund’s shareholders.

In approving the Reorganization, the Board of Trustees, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the GNMA Fund and the U.S. Government Securities Fund and that the interests of the GNMA Fund’s and the U.S. Government Securities Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board of Trustees considered the Reorganization proposal at an in-person meeting held on June 4, 2014, and at such meeting, the entire Board of Trustees, including the Independent Trustees, approved the Reorganization. These determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•	That the investment goals of the GNMA Fund and the U.S. Government Securities Fund are similar and certain investment strategies and techniques of the GNMA Fund and U.S. Government Securities Fund are similar and compatible, while others are different. The Trustees considered that each Fund’s principal investment strategy is fixed income investing, and that each Fund invests in U.S. government securities without regard to maturity. The Trustees also considered the principal differences in investment strategies and techniques between the GNMA Fund and the U.S. Government Securities Fund. See “Summary—Investment Goals and Principal Investment Strategies and Techniques.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•	The expectation that although the gross operating expense ratio for each class of shares of the Combined Fund will be higher than the current gross operating expense ratio for the corresponding class of shares of the GNMA Fund (partly as a result of the U.S. Government Securities Fund’s higher contractual management fee rate), the net operating expense ratio for each class of shares of the Combined Fund will be the same as the current net operating expense ratio for the corresponding class of shares of the GNMA Fund, as the Funds are subject to the same contractual expense caps, pursuant to an Expense Limitation Agreement with SunAmerica.

•	The personnel who will manage the Combined Fund. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Fund after the Reorganization. The Trustees further noted that the same portfolio managers currently manage both Funds and will continue to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization. See “Comparison of the Funds—Management of the Funds.”

•	The relative performance histories of each Fund over different time periods compared with each other. While not predictive of future results, the Trustees considered the fact that the U.S. Government Securities Fund has had comparable performance compared with the GNMA Fund. The Trustees also considered that the U.S. Government Securities Fund has generally performed better than the GNMA Fund relative to their respective peers.

•	The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	The fact that the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs (other than any transaction costs relating to the sale of the GNMA Fund’s securities prior to and/or after the Reorganization), will be borne solely by SunAmerica or its affiliates, not by either Fund.

If the Reorganization is not approved by shareholders of the GNMA Fund, the Board of Trustees may consider other alternatives. If no suitable alternatives can be found, the Board of Trustees may consider the liquidation of the GNMA Fund. Any such liquidation could be a taxable event for certain shareholders.

The Board of Trustees unanimously recommends that you vote “For” the Reorganization.

Investment Goals and Principal Investment Strategies and Techniques

Comparison of the Funds

Investment Goals. The investment goals of the GNMA Fund and the U.S. Government Securities Fund are similar. The investment goal of the GNMA Fund is current income, with capital appreciation as a secondary objective. The investment goal of the U.S. Government Securities Fund is high current income consistent with relative safety of capital. The investment goal of each of the Funds may be changed without shareholder approval. The Combined Fund will pursue the U.S. Government Securities Fund’s investment goal.

Principal Investment Strategies and Techniques. Each Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which each Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer. Both Funds invest in U.S. government securities without regard to maturity.

The principal investment technique of the GNMA Fund is the active trading of mortgage-backed securities issued or guaranteed by GNMA without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities. The GNMA Fund may also invest in other types of U.S. government securities.

GNMA is a government owned corporation and a federal agency which issues mortgage-backed securities that represent an interest in a pool or pools of mortgages. The GNMA Fund may purchase certain securities issued by GNMA known as pass-through certificates. GNMA guarantees the full and timely payment of all interest and principal by GNMA and such guarantee is backed by the full faith and credit of the U.S. government.

The principal investment technique of the U.S. Government Securities Fund is the active trading of U.S. government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

U.S. government securities, including bills, notes, bonds and other debt securities, are issued by the U.S. Treasury or agencies and instrumentalities of the U.S. government. Certain government securities are direct obligations of the U.S. Treasury (such as Treasury Bills) and, as such, are backed by the “full faith and credit” of the U.S. government. Other types of government securities are issued by agencies or instrumentalities of the U.S. government. These types of securities may or may not be backed by the “full faith and credit” of the U.S. government. When a U.S. government security is an obligation of an agency or instrumentality and not backed by the U.S. government, the holder of such security must look principally to the agency or instrumentality issuing or guaranteeing the security for all obligations due, including repayment of principal, and not the U.S. government.

Short-term money market instruments and when issued/delayed delivery and forward commitment transactions are significant (non-principal) investments of each Fund. In addition, zero-coupon securities are a significant (non-principal) investment of the U.S. Government Securities Fund.

Each Fund may also invest in defensive instruments and borrow for temporary or emergency purposes, up to 5% of its total assets, as part of efficient portfolio management and to potentially produce some income. In addition, the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings.

Both Funds are classified as “diversified” for purposes of the 1940 Act.

Each Fund’s principal investment strategy and technique may be changed without shareholder approval. Each Fund’s shareholders will receive at least sixty (60) days’ notice prior to any change to the Fund’s 80% investment policy.

The Combined Fund’s principal investment strategy and technique will be those of the U.S. Government Securities Fund.

Comparison. The principal difference between the GNMA Fund and the U.S. Government Securities Fund is that the GNMA Fund engages in active trading of mortgage-backed securities issued or guaranteed by GNMA, while the U.S. Government Securities Fund engages in the active trading of U.S. government securities. A related difference is that, under normal market conditions, the GNMA Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in mortgage-backed securities issued or guaranteed by GNMA, whereas the U.S. Government Securities Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in U.S. government securities.

Both Funds invest in similar types of securities. GNMA-issued securities are among the types of U.S. government securities in which the U.S. Government Securities Fund invests. As of May 13, 2014, approximately 29.1% of the U.S. Government Securities Fund’s net assets were comprised of GNMA-issued securities (as compared to 83.5% for the GNMA Fund). Also, although the GNMA Fund invests primarily in GNMA-issued securities, it may also invest in other types of U.S. government securities. As of May 13, 2014, approximately 4.2% of the GNMA Fund’s net assets were comprised of U.S. Treasury securities (as compared to 43.1% for the U.S. Government Securities Fund).

As of June 30, 2014, the weighted average duration and maturity of the GNMA Fund were 5.25 and 6.30 years, respectively, and the weighted average duration and maturity of the U.S. Government Securities Fund were 6.39 and 8.91 years, respectively.

While the GNMA Fund and the U.S. Government Securities Fund have certain differences in strategies and techniques, the Funds pursue similar investment goals and utilize certain similar and compatible investment strategies and techniques, most notably following the same fixed income investing principal investment strategy. For a discussion of the principal and other investment risks associated with an investment in the U.S. Government Securities Fund and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of GNMA Fund Class A shares will receive U.S. Government Securities Fund Class A shares, holders of GNMA Fund Class B shares will receive U.S. Government Securities Fund Class B shares, and holders of GNMA Fund Class C shares will receive U.S. Government Securities Fund Class C shares.

Fee Table of the GNMA Fund and the U.S. Government Securities Fund

and the Pro Forma Combined Fund

(as of March 31, 2014 (unaudited))

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The fees and expenses presented for the GNMA Fund and the U.S. Government Securities Fund are based on their fiscal year ended March 31, 2014. The Pro Forma Combined Fund fees and expenses show what the fees and expenses are expected to be assuming the Reorganization had taken place on April 1, 2013. Future fees and expenses may be greater or less than those indicated below.

	Actual			Actual
	GNMA Fund	U.S. Government Securities Fund	Pro Forma Combined Fund	GNMA Fund	U.S. Government Securities Fund	Pro Forma Combined Fund
	Class A	Class A	Class A	Class B	Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.75%	4.75%	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None	None	4.00%	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.47%	0.65%	0.64%	0.47%	0.65%	0.64%
Distribution and/or Service (12b-1) Fees	0.35%	0.35%	0.35%	1.00%	1.00%	1.00%
Other Expenses	0.41%	0.39%	0.34%	0.50%	0.72%	0.47%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.23%	1.39%	1.33%	1.97%	2.37%	2.11%

Fee Waivers and/or Expense Reimbursements	0.24%	0.40%	0.34%	0.33%	0.73%	0.47%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (2)(3)	0.99%	0.99%	0.99%	1.64%	1.64%	1.64%

Footnotes begin on next page.

	Actual
	GNMA Fund	U.S. Government Securities Fund	Pro Forma Combined Fund
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.47%	0.65%	0.64%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.44%	0.56%	0.40%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.91%	2.21%	2.04%

Fee Waivers and/or Expense Reimbursements	0.27%	0.57%	0.40%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)	1.64%	1.64%	1.64%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 20-22 of the GNMA Fund Prospectus and the U.S. Government Securities Fund Prospectus.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.99%, 1.64% and 1.64%, for Class A, B and C shares of each Fund, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from a Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waivers and/or reimbursements occurred.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the relevant Fund for the time periods indicated (for the periods ended March 31, 2014) and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the relevant Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
GNMA Fund	$571	$775	$996	$1,630
U.S. Government Securities Fund	$571	$775	$996	$1,630
Pro Forma Combined Fund	$571	$775	$996	$1,630
Class B*
GNMA Fund	$567	$817	$1,092	$1,770
U.S. Government Securities Fund	$567	$817	$1,092	$1,770
Pro Forma Combined Fund	$567	$817	$1,092	$1,770
Class C
GNMA Fund	$267	$517	$892	$1,944
U.S. Government Securities Fund	$267	$517	$892	$1,944
Pro Forma Combined Fund	$267	$517	$892	$1,944

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
GNMA Fund	$571	$775	$996	$1,630
U.S. Government Securities Fund	$571	$775	$996	$1,630
Pro Forma Combined Fund	$571	$775	$996	$1,630
Class B*
GNMA Fund	$167	$517	$892	$1,770
U.S. Government Securities Fund	$167	$517	$892	$1,770
Pro Forma Combined Fund	$167	$517	$892	$1,770
Class C
GNMA Fund	$167	$517	$892	$1,944
U.S. Government Securities Fund	$167	$517	$892	$1,944
Pro Forma Combined Fund	$167	$517	$892	$1,944

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, the expense ratios used in the calculations for years 9 and 10 are the same for both Class A and Class B shares.

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the GNMA Fund, the U.S. Government Securities Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the GNMA Fund and the U.S. Government Securities Fund, will receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio managers of the U.S. Government Securities Fund do not anticipate requesting the disposition of any of the GNMA Fund’s portfolio holdings before the closing of the Reorganization, the portfolio managers anticipate disposing of a substantial portion of the GNMA Fund’s portfolio holdings (approximately 70% as of June 30, 2014) following the closing of the Reorganization. For information about the anticipated transaction costs associated with the post-Reorganization portfolio repositioning, see “Information about the Reorganization—Expenses of the Reorganization.”

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the GNMA Fund’s tax basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the GNMA Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the GNMA Fund and the U.S. Government Securities Fund are identical.

COMPARISON OF THE FUNDS

Principal and Other Investment Risks

Because of their similar and compatible investment goals, strategies and techniques, the principal and non-principal investment risks associated with an investment in the GNMA Fund and the U.S. Government Securities Fund are identical, except that U.S. government securities risk is a non-principal risk of the GNMA Fund and a principal risk of the U.S. Government Securities Fund. The principal and non-principal risks of each Fund are set out in the table below.

	GNMA Fund	U.S. Government Securities Fund
Principal Risks	• Interest rate fluctuations risk. • Bond market volatility risk. • Prepayment risk. • Active trading risk. • Securities selection risk.	• Interest rate fluctuations risk. • Bond market volatility risk. • Prepayment risk. • Active trading risk. • Securities selection risk. • U.S. government securities risk.

Non-Principal Risks	• Illiquidity risk. • Hedging risk. • Settlement risk. • Affiliated fund rebalancing risk. • U.S. government securities risk.	• Illiquidity risk. • Hedging risk. • Settlement risk. • Affiliated fund rebalancing risk.

The following discussion describes the principal and certain other risks that may affect the U.S. Government Securities Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the GNMA Fund Prospectus and the U.S. Government Securities Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

There can be no assurance that the U.S. Government Securities Fund’s investment goal will be met or that the net return on an investment in the U.S. Government Securities Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the U.S. Government Securities Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the U.S. Government Securities Fund will be able to achieve its investment goal. If the value of the assets of the U.S. Government Securities Fund goes down, you could lose money.

The following are the principal investment risks associated with the U.S. Government Securities Fund and, therefore, also with the Combined Fund:

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In addition, the market tends to discount prices of GNMA securities for prepayment risk when interest rates decline. As a result, the prices of GNMA securities typically do not rise as much as the prices of comparable bonds during periods of falling interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Prepayment Risk. The Fund may invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, the Fund may lose potential price appreciation and may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

Fundamental Investment Restrictions

The Funds have similar fundamental investment restrictions (and exclusions), except that, unlike the U.S. Government Securities Fund, the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings. If the shareholders of the GNMA Fund approve the Reorganization, SunAmerica will manage the Combined Fund pursuant to the investment restrictions of the U.S. Government Securities Fund. The complete list of the fundamental investment restrictions of the GNMA Fund and the U.S. Government Securities Fund is set out in “Appendix A—Fundamental Investment Restrictions.”

Performance Information

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in each Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare each Fund’s average annual returns to those of relevant indices used as a broad measure of market performance. Sales charges are not reflected in the Bar Charts. If these amounts were reflected, returns would be less than those shown. However, the Tables include all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how each Fund will perform in the future. For more information concerning the performance of the GNMA Fund, please refer to the GNMA Fund Prospectus and the Annual Report to Shareholders of the GNMA Fund for the fiscal year ended March 31, 2014. For more information concerning the performance of the U.S. Government Securities Fund, please refer to the U.S. Government Securities Fund Prospectus and the U.S. Government Securities Fund Annual Report. Updated information on each Fund’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the GNMA Fund

Best Quarter: 5.02% (quarter ended December 31, 2008)

Worst Quarter: –3.98% (quarter ended June 30, 2013)

Year to Date Return as of June 30, 2014: 2.87%

GNMA Fund

Average Annual Total Return (as of the periods ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Class B	–9.19%	1.21%	2.95%
Class C	–6.40%	1.55%	2.96%
Class A	–9.42%	1.23%	3.12%
Return After Taxes on Distributions (Class A)	–10.39%	–0.21%	1.66%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	–5.32%	0.52%	1.92%
BofA Merrill Lynch Mortgages GNMA Master Index[2]	–2.10%	3.98%	4.68%

[1]	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
[2]	The BofA Merrill Lynch Mortgages GNMA Master Index is a subset of the BofA Merrill Lynch US Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The BofA Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. You may not invest directly in the BofA Merrill Lynch Mortgages GNMA Master Index and, unlike the GNMA Fund, it does not incur fees and expenses.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the U.S. Government Securities Fund

Best Quarter: 7.86% (quarter ended December 31, 2008)

Worst Quarter: –3.22% (quarter ended June 30, 2013)

Year to Date Return as of June 30, 2014: 3.29%

U.S. Government Securities Fund

Average Annual Total Return (as of the periods ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Class B	–9.80%	0.17%	2.75%
Class C	–7.02%	0.53%	2.61%
Class A	–9.96%	0.20%	2.78%
Return After Taxes on Distributions (Class A)	–10.71%	–0.84%	1.58%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	–5.63%	–0.17%	1.72%
BofA Merrill Lynch U.S. Treasury Master Index[2]	–3.35%	2.02%	4.19%

[1]	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
[2]	The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. You may not invest directly in the BofA Merrill Lynch U.S. Treasury Master Index and, unlike the U.S. Government Securities Fund, it does not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A; after-tax returns for other classes will vary.

Because the Combined Fund will most closely resemble the U.S. Government Securities Fund, the U.S. Government Securities Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the U.S. Government Securities Fund at the closing of the Reorganization.

Management of the Funds

GNMA Fund and U.S. Government Securities Fund. SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, currently serves as the investment adviser to the GNMA Fund and the U.S. Government Securities Fund. SunAmerica provides various administrative services and supervises the daily business affairs of each Fund, and receives a management fee as compensation for its services. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is an indirect, wholly-owned subsidiary of SunAmerica Financial Group, Inc. (“SAFG”). SAFG is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of AIG. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

Kara Murphy, Senior Vice President and Chief Investment Officer at SunAmerica, Andrew Doulos, Vice President and Portfolio Manager at SunAmerica, and Timothy Campion, Senior Vice President and Portfolio Manager at SunAmerica, are the portfolio managers of both Funds and are primarily responsible for the day-to-day management of each Fund.

Ms. Murphy joined SunAmerica in 2006, and is Chief Investment Officer and Senior Portfolio Manager. At SunAmerica, she also served as an equity analyst and Director of Research. From 2004 to 2006, she was an equity analyst and Vice President at Chilton Investment Company, a hedge fund. She worked at Morgan Stanley Investment Management from 2000 to 2004 as an analyst researching equities, macroeconomics and investment strategy. Ms. Murphy received a B.S.F.S. degree from Georgetown University and holds an M.A. degree from the University of Chicago. She is a CFA charterholder and a member of the New York Society of Security Analysts. Her investment experience dates from 2000.

Mr. Doulos joined SunAmerica in 2004. He also serves as portfolio manager of certain money market funds. Prior to joining SunAmerica, he held fixed-income sales and trading positions at Prudential Securities, DuPont Securities, and First Empire Securities. Mr. Doulos received a B.A. in Political Sciences from Queens College. His investment experience dates from 1998.

Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. Mr. Campion received a B.A. in History from Middlebury College. His investment experience dates from 1996.

The GNMA Fund and the U.S. Government Securities Fund SAI, which is incorporated by reference into this Combined Prospectus/Proxy Statement, provides additional information about the compensation of the Funds’ current portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Funds and other funds managed by SunAmerica.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements,” following the Reorganization, SunAmerica will serve as investment adviser to the Combined Fund. Messrs. Doulos and Campion and Ms. Murphy will be the portfolio managers of the Combined Fund.

Investment Advisory and Management Agreements

GNMA Fund and U.S. Government Securities Fund. SunAmerica is the GNMA Fund’s and the U.S. Government Securities Fund’s investment adviser and manages each Fund’s investments and its business operations subject to the oversight of the Board of Trustees. Pursuant to an Investment Advisory and Management Agreement between the Trust, on behalf of each Fund, and SunAmerica (the “Management Agreement”), SunAmerica serves as investment adviser for, and selects and manages the investments of, each Fund and, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. SunAmerica also provides various administrative services to each Fund.

Pursuant to the Management Agreement, SunAmerica receives for its services to each Fund, monthly compensation, computed daily at the following annual rates:

Fund	Fee
GNMA Fund	0.55% of average daily net assets up to $25 million;
0.50% of the next $25 million; and
0.45% of average daily net assets in excess of $50 million.

U.S. Government Securities Fund	0.65% of average daily net assets up to $200 million;
0.62% of the next $200 million; and
0.55% of average daily net assets in excess of $400 million.

Other than the management fee, the terms of the Management Agreement with respect to each Fund and the services provided to each Fund under the Management Agreement are identical.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent noted in the footnotes to the fee table for the Funds. Any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment by SunAmerica within two years after the occurrence of such waiver and reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and reimbursement occurred.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Management Agreement is available in each Fund’s semi-annual report to shareholders for the period ended September 30, 2013.

Combined Fund. If the shareholders of the GNMA Fund approve the Reorganization, the Combined Fund will be managed by SunAmerica pursuant to the U.S. Government Securities Fund’s Management Agreement, as described above. As a result, following the Reorganization, shareholders of the GNMA Fund will pay a management fee at a higher rate than they currently pay. It should be noted that since the Funds are party to the same Management Agreement, the services provided to each Fund are identical. In addition, the GNMA Fund and the U.S. Government Securities Fund are party to the same Expense Limitation Agreement with SunAmerica and, as a result, following the Reorganization, the net operating expense ratio for each class of shares of the Combined Fund will be the same as the current net operating expense ratio for the corresponding class of shares of the GNMA Fund.

Service Agreements

GNMA Fund and U.S. Government Securities Fund. SunAmerica Fund Services, Inc., an affiliate of SunAmerica, serves as each Fund’s servicing agent (the “Servicing Agent”) pursuant to a service agreement entered into between the Servicing Agent and the Trust, on behalf of each Fund (the “Service Agreement”). Under the terms of the Service Agreement, the Servicing Agent assists the Fund’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, the Servicing Agent is paid a monthly fee by each Fund for the Servicing Agent’s services at the annual rate of 0.22% of the average daily net assets of such Fund’s Class A, Class B and Class C shares. Under the terms of the Service Agreements, the Servicing Agent may receive reimbursement of its costs in providing such shareholder services.

Combined Fund. The Service Agreement will remain in place with respect to the Combined Fund following the Reorganization. Since the Funds are party to the same Service Agreement, the terms of the Service Agreement, and the services provided to each Fund under the Service Agreement, are identical. As a result, following the Reorganization, shareholders of the GNMA Fund will pay Servicing Agent fees at the same annual rate as they currently pay.

Other Service Providers

GNMA Fund and U.S. Government Securities Fund. State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to an agreement with the Trust on behalf of each Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. The Servicing Agent also assists State Street in connection with certain services offered to the shareholders of each of the Funds. PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, TX 77002-5678, serves as each Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of each Fund. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganization, the U.S. Government Securities Fund’s current service providers will service the Combined Fund. Accordingly, the shareholders of the GNMA Fund will experience no change in service providers following the Reorganization. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

GNMA Fund and U.S. Government Securities Fund. The Trust, on behalf of the GNMA Fund and the U.S. Government Securities Fund, has entered into a distribution agreement (the, “Distribution Agreement”) with AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc.) (the “Distributor”), a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of a Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to a Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by a Fund, as described below.

Continuance of the Distribution Agreement with respect to a Fund is subject to annual approval by the vote of the Board of Trustees, including a majority of the Independent Trustees. Each of the Trust and the Distributor has the right to terminate a Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors/trustees. Pursuant to this rule, the Board of Trustees has adopted a distribution plan for each Fund’s Class A, Class B and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan” and, collectively, the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the GNMA Fund Prospectus and the U.S. Government Securities Fund Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of the average daily net assets of such Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B Plan and the Class C Plan, the Distributor may receive payments from a Fund at an annual rate of 0.75% of the average daily net assets of such Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor’s distribution costs as described above. In addition, the Funds’ Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

Combined Fund. Following the Reorganization, the Combined Fund will be subject to the U.S. Government Securities Fund’s Distribution Agreement and Distribution Plans, as described above. It should be noted that since the Funds are party to the same Distribution Agreement and Distribution Plans, the terms and services with respect to each Fund are identical.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of the GNMA Fund and the U.S. Government Securities Fund are identical, and such policies will remain in place for the Combined Fund. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. Shareholders should refer to the U.S. Government Securities Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the GNMA Fund Prospectus for the specific policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the GNMA Fund and the U.S. Government Securities Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the U.S. Government Securities Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the GNMA Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the GNMA Fund and the U.S. Government Securities Fund are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the U.S. Government Securities Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the GNMA Fund Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the U.S. Government Securities Fund may be found in the U.S. Government Securities Fund Annual Report, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the GNMA Fund will transfer its assets to the U.S. Government Securities Fund in exchange for the assumption by the U.S. Government Securities Fund of the GNMA Fund’s liabilities and Class A, Class B and Class C shares of the U.S. Government Securities Fund. For more details about the Reorganization Agreement, see “Appendix B—Form of Agreement and Plan of Reorganization.” The shares of the U.S. Government Securities Fund issued to the GNMA Fund will have an aggregate NAV equal to the aggregate NAV of the GNMA Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the GNMA Fund of the shares of the U.S. Government Securities Fund, the GNMA Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the GNMA Fund will be terminated as a series of the Trust under applicable state law.

The distribution of U.S. Government Securities Fund shares to the GNMA Fund’s shareholders will be accomplished by opening new accounts on the books of the U.S. Government Securities Fund in the names of the GNMA Fund shareholders and transferring to those shareholder accounts the shares of the U.S. Government Securities Fund. Such newly-opened accounts on the books of the U.S. Government Securities Fund will represent the pro rata number of shares of the corresponding class of shares of the U.S. Government Securities Fund that the GNMA Fund receives under the terms of its Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the GNMA Fund shareholders will own the same class of shares of the U.S. Government Securities Fund as they owned in the GNMA Fund, in each case, having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s GNMA Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of the GNMA Fund or the U.S. Government Securities Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the GNMA Fund shareholders in connection with their receipt of shares of the U.S. Government Securities Fund in the Reorganization, although shareholders who receive Class C shares in the Reorganization (and Class A shares subject to the contingent deferred sales charge (“CDSC”) for purchases of $1,000,000 or more) will continue to be subject to a CDSC if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the U.S. Government Securities Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the GNMA Fund or (ii) the shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the GNMA Fund. Redemptions made after the Reorganization may be subject to CDSCs, as described in the U.S. Government Securities Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement).

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the U.S. Government Securities Fund will acquire the assets of the GNMA Fund on the Closing Date in consideration for the assumption of the GNMA Fund’s liabilities and shares of the U.S. Government Securities Fund.

On the Closing Date, the GNMA Fund will transfer to the U.S. Government Securities Fund its assets in exchange solely for Class A, Class B and Class C shares of the U.S. Government Securities Fund that are equal in value to the value of the net assets of the GNMA Fund transferred to the U.S. Government Securities Fund as of the Closing Date, as determined in accordance with the U.S. Government Securities Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the U.S. Government Securities Fund of the liabilities of the GNMA Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the GNMA Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The GNMA Fund expects to distribute the shares of the U.S. Government Securities Fund to the shareholders of the GNMA Fund promptly on or after the Closing Date in complete liquidation, and thereafter the GNMA Fund will be terminated as a series of the Trust under Massachusetts law.

Each of the GNMA Fund and the U.S. Government Securities Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the GNMA Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance of and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by the GNMA Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the GNMA Fund.

The Board of Trustees unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the GNMA Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the GNMA Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The Board of Trustees evaluated and unanimously approved the Reorganization. The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•	That the investment goals of the GNMA Fund and the U.S. Government Securities Fund are similar and certain investment strategies and techniques of the GNMA Fund and the U.S. Government Securities Fund are similar and compatible, while others are different. The Trustees considered that each Fund’s principal investment strategy is fixed income investing, and that each Fund invests in U.S. government securities without regard to maturity. The Trustees also considered the principal differences in investment strategies and techniques between the U.S. Government Securities Fund and the GNMA Fund and noted that the Funds employ certain differing principal investment techniques to achieve their goals. See “Summary—Investment Goals and Principal Investment Strategies and Techniques.”

Through the Reorganization, shareholders of the GNMA Fund will be invested in a Combined Fund with a similar investment goal and similar and compatible investment strategies and techniques. The Combined Fund’s principal investment strategy of fixed income investing will remain identical to that of the shareholders’ current investment. However, shareholders of the GNMA Fund will be invested in a fund that engages in the active trading of U.S. government securities, instead of one that engages in the active trading of mortgage-backed securities issued or guaranteed by GNMA; and a fund that invests at least 80% of its net assets, plus any borrowing for investment purposes, in U.S. government securities, instead of a fund that invests at least 80% of its net assets, plus any borrowing for investment purposes, in mortgage-backed securities issued or guaranteed by GNMA.

The GNMA Fund and the U.S. Government Securities Fund are subject to identical principal and non-principal risks, except that the only difference is that U.S. government securities risk is a non-principal risk of the GNMA Fund and a principal risk of the U.S. Government Securities Fund. For a discussion of the principal and other risks associated with an investment in the U.S. Government Securities Fund and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal and Other Investment Risks.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganization.

•	The expectation that although the Combined Fund will have projected total annual fund operating expense ratios before waivers and reimbursements that are higher than the GNMA Fund’s current total annual fund operating expense ratios before waivers and reimbursements, the total annual fund expense ratios after waivers and reimbursements will be the same as the GNMA Fund’s current total annual expense ratios after waivers and reimbursements.

Following the Reorganization, shareholders of the GNMA Fund are expected to experience, in the Combined Fund, gross operating expense ratios that are higher than the gross operating expense ratios that they had in the GNMA Fund (partly as a result of the U.S. Government Securities Fund’s higher contractual management fee rate). Following the Reorganization, shareholders of the GNMA Fund are expected to experience, in the Combined Fund, net operating expense ratios that are the same as the net operating expense ratios that they had in the GNMA Fund, as the corresponding share classes of the Funds are subject to the same contractual expense caps, pursuant to an Expense Limitation Agreement with SunAmerica.

•	The personnel who will manage the Combined Fund.

The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Fund after the Reorganization. The Trustees further noted that the same portfolio managers currently manage each of the Funds and will continue to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization. See “Comparison of the Funds—Management of the Funds.”

•	The relative performance histories of each of the GNMA Fund and the U.S. Government Securities Fund and the fact that the U.S. Government Securities Fund has generally performed better than the GNMA Fund relative to their respective peers.

While not predictive of future results, the Board of Trustees reviewed the relative performance of each of the GNMA Fund and the U.S. Government Securities Fund over different time periods compared with each other as well as their respective peers. The Trustees noted that the same portfolio managers currently manage both Funds and will continue to serve as the portfolio managers of the Combined Fund following the Reorganization. The Combined Fund will maintain the performance history of the U.S. Government Securities Fund at the closing of the Reorganization.

•	The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the GNMA Fund in exchange for the assumption of the GNMA Fund’s liabilities and shares of the U.S. Government Securities Fund. Shareholders will receive U.S. Government Securities Fund shares equivalent to the aggregate NAV of their GNMA Fund shares and are expected to pay no federal income tax on the transaction.

•	The costs associated with the Reorganization will be borne solely by SunAmerica or its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and/or immediately following the Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and/or immediately following the Reorganization). Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SunAmerica or its affiliates. Shareholders will not have to pay any sales charge on the U.S. Government Securities Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their GNMA Fund shares will carry over to the U.S. Government Securities Fund shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of GNMA Fund securities immediately following the closing of the Reorganization, which will be incurred by the Combined Fund and borne by its shareholders. SunAmerica has estimated that the transaction costs relating to the sale of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

For these and other reasons, the Board of Trustees concluded that, based upon the factors and considerations summarized above, consummation of the Reorganization is in the best interests of the GNMA Fund and the interests of the GNMA Fund’s and the U.S. Government Securities Fund’s existing shareholders will not be diluted as a result of the Reorganization. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. The discussion is limited to U.S. persons who hold shares of the GNMA Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust, on behalf of the GNMA Fund and the U.S. Government Securities Fund, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “tax-free reorganization” within the meaning of Section 368(a) of the Code and that the GNMA Fund and the U.S. Government Securities Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the GNMA Fund or by the U.S. Government Securities Fund upon the transfer of substantially all of the assets of the GNMA Fund to the U.S. Government Securities Fund solely in exchange for the shares of the U.S. Government Securities Fund and the assumption by the U.S. Government Securities Fund of certain liabilities of the GNMA Fund, or upon the distribution of the shares of the U.S. Government Securities Fund by the GNMA Fund to its shareholders in the subsequent liquidation of the GNMA Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the GNMA Fund’s taxable year due to the Reorganization.

•	No gain or loss will be recognized by a shareholder of the GNMA Fund who exchanges all of his, her or its shares of the GNMA Fund solely for the shares of the U.S. Government Securities Fund pursuant to the Reorganization.

•	The tax basis of the shares of the U.S. Government Securities Fund received by a shareholder of the GNMA Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the GNMA Fund surrendered by such shareholder in exchange therefor.

•	The holding period of the shares of the U.S. Government Securities Fund received by a shareholder of the GNMA Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the GNMA Fund surrendered in exchange therefor provided that the GNMA Fund Shareholder held the GNMA Fund shares as capital assets at the time of the Reorganization.

•	The U.S. Government Securities Fund’s tax basis in assets of the GNMA Fund received by the U.S. Government Securities Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the GNMA Fund immediately prior to the Reorganization, and the U.S. Government Securities Fund’s holding period for such assets will include the period during which the assets were held by the GNMA Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the U.S. Government Securities Fund and the GNMA Fund and customary assumptions, and will assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the GNMA Fund, the U.S. Government Securities Fund, or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the GNMA Fund at the time of the Reorganization. An opinion of counsel is not binding on the IRS or any court.

The U.S. Government Securities Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 et. seq. of the Code, which are the same rules currently applicable to the GNMA Fund and its shareholders.

Prior to the Closing Date, the GNMA Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio managers of the U.S. Government Securities Fund do not anticipate requesting the disposition of any of the GNMA Fund’s portfolio holdings before the closing of the Reorganization, the portfolio managers anticipate disposing of a substantial portion of the GNMA Fund’s portfolio holdings (approximately 70% as of June 30, 2014) following the closing of the Reorganization. SunAmerica has estimated that the transaction costs relating to such disposition of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the GNMA Fund’s tax basis in such securities, plus any potential tax adjustments, such as wash sales. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the GNMA Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The extent to which the GNMA Fund’s portfolio holdings are sold will depend upon market conditions and the portfolio composition of the Funds at the time of the Reorganization. If all such holdings were sold on April 1, 2014, the sales would result in a net capital gain position of $1,000,630 or $0.24 per share, assuming all GNMA Fund shareholders as of April 1, 2014 elect to participate in the Reorganization and there is no attrition in the number of U.S. Government Securities Fund shareholders as of April 1, 2014. This amount does not take into account any available capital loss carryforwards and current year net realized capital gains or losses. Based on the net unrealized capital gain position of the GNMA Fund as of April 1, 2014, including any available capital loss carryforwards, the anticipated sales of GNMA Fund portfolio holdings following the closing of the Reorganization may result in the distribution of net capital gains to shareholders of the Combined Fund. The estimated amount of these net capital gains distributions is expected to be $649,450, based on the value of the GNMA Fund’s portfolio holdings as of April 1, 2014. However, the actual amount of capital gains or losses, if any, resulting from the sale of GNMA Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

The U.S. Government Securities Fund will succeed to the capital loss carryforwards, if any, of the GNMA Fund, but which will be subject to the limitations described below. The GNMA Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the GNMA Fund is expected to undergo an “ownership change” for tax purposes (because the net asset value of the GNMA Fund is smaller than the U.S. Government Securities Fund), and, accordingly, its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit for losses generated in taxable years beginning before December 31, 2010, as measured from the date of recognition.

In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to the other Fund. The U.S. Government Securities Fund had capital loss carryforwards as of its last fiscal year ended March 31, 2014 of $2,753,760 (before any capital loss carryforward limitations). The GNMA Fund had capital loss carryforwards as of its last fiscal year ended March 31, 2014 of $9,521,720 (before any capital loss carryforward limitations).

Shareholders of the GNMA Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs, but not including any transaction costs relating to the sale of the GNMA Fund’s securities prior to and/or after the Reorganization as described in the Reorganization Agreement. SunAmerica has estimated that the transaction costs relating to the sale of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with the Reorganization are estimated to be approximately $165,000. Neither Fund will pay any expenses of shareholders arising out of or in connection with the Reorganization (other than the transaction costs discussed above). All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the U.S. Government Securities Fund will establish an account for the GNMA Fund shareholders containing the appropriate number of shares of the U.S. Government Securities Fund. Shareholders of the GNMA Fund who are accumulating GNMA Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to GNMA Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the U.S. Government Securities Fund received in the Reorganization through similar plans maintained by the U.S. Government Securities Fund.

It will not be necessary for shareholders of the GNMA Fund to whom certificates have been issued to surrender their certificates. Upon the termination of the GNMA Fund, such certificates will become null and void. Generally, no certificates for the U.S. Government Securities Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, as counsel to the Trust, and certain legal matters concerning the issuance of shares of the U.S. Government Securities Fund will be passed on by Bingham McCutchen LLP, as special Massachusetts counsel to the Trust. Certain legal matters concerning the Reorganization will be passed on by Willkie Farr & Gallagher LLP, as counsel to the Trust in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The GNMA Fund is divided into three classes of shares, designated as Class A, Class B and Class C. The U.S. Government Securities Fund is divided into three classes of shares, designated as Class A, Class B and Class C. The following table sets forth: (i) the unaudited capitalization of the GNMA Fund as of March 31, 2014; (ii) the unaudited capitalization of the U.S. Government Securities Fund as of March 31, 2014; and (iii) the unaudited pro forma combined capitalization of the Combined Fund as of March 31, 2014, assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets		Net Asset Value Per Share	Shares Outstanding
GNMA Fund
Class A	$101,149,817		$10.64	9,506,607
Class B	9,770,139		10.67	915,703
Class C	22,829,587		10.68	2,136,724

Total	$133,749,543			12,559,034

U.S. Government Securities Fund
Class A	$106,747,142		$9.43	11,316,926
Class B	3,508,498		9.43	371,867
Class C	7,294,589		9.42	773,995

Total	$117,550,229			12,462,788

Pro Forma Adjustments
Class A	$(810	)(A)		1,219,693	(B)
Class B	(78	)(A)		120,359	(B)
Class C	(183	)(A)		286,780	(B)

Total	$(1,071)			1,626,832

Pro Forma Combined Fund
Class A	$207,896,149		$9.43	22,043,226
Class B	13,278,559		9.43	1,407,929
Class C	30,123,993		9.42	3,197,499

Total	$251,298,701			26,648,654

(A)	To adjust for the remaining balances of any prepaid expenses of the GNMA Fund to be expensed prior to the Reorganization.
(B)	To adjust for a tax-free exchange of GNMA Fund shares for shares of U.S. Government Securities Fund.

Shareholder Information

As of the Record Date, there were approximately 12,049,889 shares of the GNMA Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the GNMA Fund. As of the Record Date, no person was known by the GNMA Fund to own beneficially or of record 5% or more of any class of shares of the GNMA Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post- closing
GNMA Fund
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-000	Class A; Record	39.63%	30.49%	15.48%
NFS LLC FEBO FMTC Custodian - Roth IRA, for the benefit of customer 4508 Stella Street Parkersburg, WV 26104-1308	Class A; Record	8.41%	6.47%	3.28%
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	Class A; Record	5.20%	4.00%	2.03%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B; Record	39.22%	2.85%	1.45%
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	Class B; Record	13.67%	1.00%	0.51%
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Class B; Record	13.37%	0.97%	0.49%
NFS LLC, for the exclusive benefit of customer TOD On File 2315 Raintree Lake Circle Merritt Island, FL 32953-2938	Class B; Record	7.02%	0.51%	0.26%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C; Record	15.09%	2.38%	1.21%
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class C; Record	14.95%	2.36%	1.20%
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Class C; Record	11.63%	1.84%	0.93%
NFS LLC FEBO NFS/FMTC SEP IRA, for the benefit of customer 520 Hemlock Hill Drive Toms River, NJ 08753-6756	Class C; Record	8.86%	1.40%	0.71%
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	Class C; Record	7.58%	1.20%	0.61%

As of the Record Date, there were approximately 11,687,748 shares of the U.S. Government Securities Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the U.S. Government Securities Fund. As of the Record Date, no person was known by the U.S. Government Securities Fund to own beneficially or of record 5% or more of any class of shares of the U.S. Government Securities Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post- closing
U.S. Government Securities Fund
SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	Class A; Record	15.96%	14.41%	7.10%
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	Class A; Record	10.63%	9.60%	4.72%
NFS/FMTC Fidelity FBO Unclaimed Property/ State of MD Comptroller 100 Crosby Pkwy Covington, KY 41015-4325	Class A; Record	8.80%	7.94%	3.91%
Donaldson Lufkin Jenrette Securities Corp. Inc. PO Box 2052 Jersey City, NJ 07303-2052	Class A; Record	8.36%	7.54%	3.71%
Charles Schwab & Co, Inc. Special custody acct FBO customers 211 Main Street San Francisco, CA 94105-1905	Class A; Record	6.07%	5.48%	2.70%
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class B; Record	20.85%	0.57%	0.28%
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Class B; Record	15.02%	0.41%	0.20%
Charles Schwab & Co, Inc. Special custody acct FBO customers 211 Main Street San Francisco, CA 94105-1905	Class B; Record	10.37%	0.28%	0.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B; Record	9.31%	0.25%	0.13%
NFS LLC FEBO NFS/FMTC Rollover IRA, for the benefit of customer PO Box 1435 Mammoth Lakes, CA 93546-1435	Class B; Record	7.81%	0.21%	0.10%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class B; Record	7.20%	0.20%	0.10%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C; Record	23.35%	1.63%	0.80%
NFS LLC, for the exclusive benefit of customers 12825 Deer Creek Drive Omaha, NE 68142-1750	Class C; Record	14.44%	1.01%	0.50%
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class C; Record	10.52%	0.74%	0.36%
UBS Financial Services Inc., for the benefit of customer 100 Harbor Blvd Fl 7 Weehawken, NJ 07087	Class C; Record	5.05%	0.35%	0.17%

Shareholder Rights and Obligations

Because the GNMA Fund and the U.S. Government Securities Fund are each series of the Trust, a business trust organized and governed under the laws of the Commonwealth of Massachusetts, the organizational documents that govern each Fund are the same. The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 24, 1986. The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest in the Trust, $0.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

On any matter submitted to a vote of the shareholders of a Fund, all shares of the Fund then entitled to vote are voted in the aggregate, and not by class, except (i) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes (in which case only shareholders of the affected class or classes are entitled to vote), or (ii) as otherwise required by applicable law.

There are no preemptive rights in connection with shares of the GNMA Fund or the U.S. Government Securities Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the U.S. Government Securities Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

Each of the GNMA Fund and the U.S. Government Securities Fund holds meetings of shareholders only when required by the 1940 Act or the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings of either the GNMA Fund or the U.S. Government Securities Fund should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the GNMA Fund and the Board of Trustees primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about September 10, 2014. GNMA Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the GNMA Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The GNMA Fund has retained AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. GNMA Fund shareholders may receive a telephone call from AST asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $75,000, all of which will be borne solely by SunAmerica or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the GNMA Fund. Representatives of SunAmerica and its affiliates and other representatives of the GNMA Fund may also solicit proxies. Questions about the proposal should be directed to SunAmerica by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization and the solicitation of proxies by and on behalf of the Board of Trustees for use at the Special Meeting. The Special Meeting will be held on Thursday, October 16, 2014 at 10:30 a.m., Eastern time, at the offices of SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, or at such later time as is made necessary by any postponement or adjournment.

As of the Record Date, the GNMA Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	9,272,044
B	877,130
C	1,900,715

Only shareholders of record on August 15, 2014 will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

The Board of Trustees, a majority of whom are Independent Trustees, has unanimously approved the Reorganization of the GNMA Fund. Pursuant to the Trust’s Declaration of Trust and By-laws, the transactions contemplated by the Reorganization Agreement require the affirmative vote of the holders of a majority of the outstanding voting securities of the GNMA Fund, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the GNMA Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the GNMA Fund, voting together as a single class. If the required shareholder vote for a proposed Reorganization is not obtained, the Board of Trustees may consider other alternatives. If no such suitable alternatives can be found, the Board of Trustees may consider the liquidation of the GNMA Fund. Any such liquidation could be a taxable event for certain shareholders. The Board of Trustees has fixed the close of business on August 15, 2014 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the GNMA Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any postponements or adjournments thereof.

A majority of the outstanding shares of the GNMA Fund entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, if a quorum is not present, propose one or more adjournments of the Special Meeting on behalf of the GNMA Fund without further notice to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the GNMA Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the approval of the proposed Reorganization.

Manner of Voting

GNMA Fund shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed Proxy card or via telephone or the Internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Trust, or by voting in person at the Special Meeting.

By Mail. To authorize your proxies by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

By Telephone. There are two convenient methods to authorize your proxies by telephone. If available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-877-896-3196 toll-free if no confirmation is received or if your instructions have not been properly reflected.

By Internet. To authorize your proxies over the Internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that Internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders authorizing their Proxies by telephone or over the Internet need not return their Proxy card by mail.

A person submitting voting instructions by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing AST, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The GNMA Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

September 4, 2014

Appendix A

Fundamental Investment Restrictions

GNMA Fund and U.S. Government Securities Fund

The GNMA Fund and U.S. Government Securities Fund are subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under these restrictions, each Fund (unless otherwise indicated) may not:

(1)	Purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions.

(2)	Issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings.

(3)	Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

(4)	Buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” in the GNMA Fund and the U.S. Government Securities Fund SAI) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

(5)	Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws.

(6)	Make loans, except through: (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund’s total assets), (ii) loans of Fund securities (limited to 33% of a Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC.

A-1

Appendix B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [        ], 2014, by and between SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), on behalf of the SunAmerica U.S. Government Securities Fund (the “Acquiring Portfolio”), and the Trust, on behalf of the SunAmerica GNMA Fund (the “Target Portfolio,” and together with the Acquiring Portfolio, the “Portfolios”), and solely for purposes of Article IX hereof, SunAmerica Asset Management, LLC, each Portfolio’s investment adviser (the “Adviser”). Each of the Acquiring Portfolio and the Target Portfolio is designated as a legally separate series of the Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Portfolio in exchange for Class A, Class B, and Class C shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the assumption by the Acquiring Portfolio of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Portfolio; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio; and (iv) the complete liquidation of the Target Portfolio, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Portfolio owns securities that are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, each of the Acquiring Portfolio and the Target Portfolio is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Trust, on behalf of the Acquiring Portfolio, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Portfolio, the interests of the existing shareholders of the Target Portfolio will not be diluted as a result of the Reorganization and the Reorganization is advisable, and has directed that the Reorganization be submitted for consideration at a special meeting of the Target Portfolio Shareholders (as defined in paragraph 1.5).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES AND THE ASSUMPTION OF THE TARGET PORTFOLIO’S LIABILITIES AND LIQUIDATION OF THE TARGET PORTFOLIO

1.1. THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Portfolio, agrees to convey, transfer and deliver the assets of the Target Portfolio described in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Trust, on behalf of the Acquiring Portfolio, agrees: (a) to deliver to the Target Portfolio the number of full and fractional shares of each corresponding class of the Acquiring Portfolio, determined by dividing: (i) the aggregate value of the Target Portfolio’s assets, net of liabilities of the Target Portfolio, attributable to each share class of the Target Portfolio (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Portfolio Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Portfolio as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Portfolio correspond to the classes of shares of the Target Portfolio as follows: Class A shares of the Acquiring Portfolio correspond to Class A shares of the Target Portfolio; Class B shares of the Acquiring Portfolio correspond to Class B shares of the Target Portfolio; and Class C shares of the Acquiring Portfolio correspond to Class C shares of the Target Portfolio.

1.2. ASSETS TO BE ACQUIRED. The assets of the Target Portfolio to be acquired by the Acquiring Portfolio shall consist of all property owned by the Target Portfolio, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Portfolio’s rights under this Agreement (the “Assets”).

The Target Portfolio will, within 7 days prior to the Closing Date, furnish the Acquiring Portfolio with a list of the Target Portfolio’s portfolio securities and other investments.

1.3. LIABILITIES TO BE ASSUMED. The Target Portfolio will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Portfolio shall assume all liabilities of, allocated or attributable to, the Target Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by the Adviser pursuant to Article IX (the “Assumed Liabilities”).

1.4. STATE FILINGS. Prior to the Closing Date, the Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5. LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Portfolio will distribute in complete liquidation of the Target Portfolio, pro rata to its shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date (the “Target Portfolio Shareholders”), all of the Acquiring Portfolio Shares received by the Target Portfolio. Upon completion of the distribution of all of the Acquiring Portfolio Shares in accordance with the prior sentence, the Target Portfolio will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Trust of Acquiring Portfolio Shares credited to the account of the Target Portfolio to open accounts on the share records of the Acquiring Portfolio in the name of the Target Portfolio Shareholders, and representing the respective pro rata number of each class of Acquiring Portfolio Shares due to Target Portfolio Shareholders holding the corresponding class of the Target Portfolio’s shares. All issued and outstanding shares of the Target Portfolio will, simultaneously with the liquidation, be cancelled on the books of the Target Portfolio and will be null and void. The Trust shall not issue certificates representing Acquiring Portfolio Shares in connection with such transfer.

1.6. OWNERSHIP OF SHARES. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

1.7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Target Portfolio shares on the books of the Trust as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

1.8. REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Portfolio, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Portfolio, or the Trust on behalf of the Target Portfolio. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9. TERMINATION. The Target Portfolio shall be terminated as a series of the Trust promptly after having made all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10. BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Portfolio, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Portfolio, shall be made available to the Target Portfolio from and after the Closing Date at the Acquiring Portfolio’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11. ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, as applicable, on behalf of the Acquiring Portfolio or the Target Portfolio.

ARTICLE II

VALUATION

2.1. VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Portfolio hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2. VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Portfolio Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [                     ], 2014, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE. The Target Portfolio shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Portfolio. The Target Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Portfolio, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Portfolio’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Portfolio shall be transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio.

3.3. EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Portfolio or the Target Portfolio are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Target Portfolio is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4. TRANSFER AGENT’S CERTIFICATE. The Target Portfolio shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Portfolio Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Portfolio owned by each Target Portfolio Shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Portfolio Shares to be credited on the Closing Date to the Target Portfolio, or provide evidence reasonably satisfactory to the Target Portfolio that such Acquiring Portfolio Shares have been credited to the relevant Target Portfolio’s account on the books of the Acquiring Portfolio.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Target Portfolio is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Portfolio’s custodian of any of the Assets of the Target Portfolio for the reason that any of such Assets have not yet been delivered to it by the Target Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Portfolio shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE TRUST AND THE TARGET PORTFOLIO. The Trust, on behalf of the Target Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Target Portfolio is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Trust, on behalf of the Target Portfolio, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Portfolio.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Target Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Target Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to itself and the Target Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Portfolio’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Portfolio, will not result in the violation of Massachusetts law or any provision of the Trust’s Declaration of Trust, as amended (the “Declaration”) or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound.

(f) The Trust, on behalf of the Target Portfolio, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation by or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Target Portfolio or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Trust or the Target Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Portfolio to carry out the transactions contemplated by this Agreement. The Target Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Portfolio as of March 31, 2014, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Target Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Portfolio as reflected in the audited financial statements for the fiscal year ended March 31, 2014, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Portfolio (other than changes occurring in the ordinary course of business), or any incurrence by the Target Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Portfolio. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Portfolio due to declines in the value of the Target Portfolio’s Assets, the discharge of the Target Portfolio’s liabilities or the redemption of the Target Portfolio’s shares by a Target Portfolio’s Shareholders shall not constitute a material adverse change.

(j) Since March 31, 2014 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Portfolio other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Portfolio granted by or on behalf of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Portfolio; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Portfolio, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Portfolio for borrowed money or any commitment to borrow money by or on behalf of the Target Portfolio; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable. Since June 4, 2014, there has not been any amendment of the Trust’s organizational documents in a manner materially affecting the Target Portfolio.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust has authorized shares of beneficial interest allocated to the Target Portfolio consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C for the Target Portfolio. All issued and outstanding shares of beneficial interest of the Target Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Portfolio will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Portfolio’s transfer agent as provided in paragraph 3.4. The Target Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Portfolio shares and has no outstanding securities convertible into any Target Portfolio shares.

(m) At the Closing Date, the Trust, on behalf of the Target Portfolio, will have good and marketable title to the Assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Portfolio has received notice and which have been taken into account in the net asset valuation of the Target Portfolio, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Portfolio will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Portfolio.

(n) Subject to the approval of this Agreement by the Target Portfolio Shareholders, the Trust, on behalf of the Target Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Portfolio Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. Subject to the approval of this Agreement by the Target Portfolio Shareholders, this Agreement constitutes a valid and binding obligation of the Trust and the Target Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Portfolio will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Portfolio Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Portfolio Shareholders as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Target Portfolio, of the transactions contemplated by this Agreement.

(r) The Target Portfolio has called a special meeting of the Target Portfolio Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [    ], 2014 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Portfolio representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Portfolio present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Portfolio, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Portfolio.

4.2. REPRESENTATIONS OF THE TRUST AND THE ACQUIRING PORTFOLIO. The Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Target Portfolio, as follows:

(a) The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. The Acquiring Portfolio is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Trust, on behalf of the Acquiring Portfolio, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Portfolio.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust and the Target Portfolio furnished to the Acquiring Portfolio by the Trust or the Target Portfolio. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Portfolio Shareholders and on the Closing Date, any written information furnished by the Trust with respect to itself and the Acquiring Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Portfolio’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Portfolio, will not result in the violation of Massachusetts law or any provision of the Trust’s Declaration or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquiring Portfolio or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Portfolio to carry out the transactions contemplated by this Agreement. The Acquiring Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Portfolio as of March 31, 2014, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Portfolio as reflected in the audited financial statements for the fiscal year ended March 31, 2014, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Portfolio, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Portfolio. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Portfolio due to declines in the value of Acquiring Portfolio’s assets, the discharge of the Acquiring Portfolio’s liabilities or the redemption of Acquiring Portfolio shares by Acquiring Portfolio shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust has authorized shares of beneficial interest allocated to the Acquiring Portfolio consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C for the Acquiring Portfolio. All issued and outstanding shares of beneficial interest of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio’s shares and has no outstanding securities convertible into any of the Acquiring Portfolio’s shares.

(k) The Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Portfolio Shares to be issued and delivered to the Target Portfolio for the account of the Target Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Portfolio Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Portfolio will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Portfolio as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Acquiring Portfolio, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE TRUST, THE ACQUIRING PORTFOLIO AND THE TARGET PORTFOLIO

5.1. OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Portfolio and the Target Portfolio will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND LIABILITIES. The Target Portfolio will prepare and deliver to the Acquiring Portfolio on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Portfolio as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Portfolio are being correctly determined in accordance with the terms of this Agreement. The Target Portfolio will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Portfolio and (2) a list of the Target Portfolio’s portfolio securities showing the tax cost of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Trust.

5.3. ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Portfolio shall make available to the Trust’s officers and agents, on behalf of the Acquiring Portfolio, all books and records of the Target Portfolio.

5.4. ADDITIONAL INFORMATION. The Trust and the Target Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Target Portfolio’s shares.

5.5. CONTRACT TERMINATION. The Trust, on behalf of the Target Portfolio, will terminate all agreements to which it is a party, on behalf of the Target Portfolio (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6. FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Portfolio, covenants that it will, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Trust, on behalf of the Target Portfolio, shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Target Portfolio for federal income tax purposes, as well as any capital loss carryforwards and items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Trust.

5.8. UNAUDITED FINANCIAL STATEMENTS. The Trust, on behalf of the Target Portfolio, shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of the Target Portfolio’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Portfolio as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.

5.9. PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Portfolio, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders. The N-14 Registration Statement shall include a notice to Target Portfolio Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Portfolio Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Portfolio Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Portfolio any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Portfolio Shareholders appropriate disclosure with respect to the item.

5.10. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to the Trust, will render an opinion on these matters. None of the Trust, the Acquiring Portfolio nor the Target Portfolio shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11. REASONABLE BEST EFFORTS. The Trust, the Acquiring Portfolio and the Target Portfolio shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12. AUTHORIZATIONS. The Trust, on behalf of the Acquiring Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13. DISTRIBUTION. The Trust, on behalf of the Target Portfolio, covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14. PROXY. The Trust, on behalf of the Target Portfolio, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TARGET PORTFOLIO

The obligations of the Target Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by the Trust, on behalf of the Acquiring Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Trust shall have delivered to the Target Portfolio a certificate executed by the Trust’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Portfolio as the Target Portfolio shall reasonably request. The Target Portfolio shall have received certified copies of the resolutions adopted by the Board of Trustees, with respect to the Acquiring Portfolio, approving this Agreement and the transactions contemplated herein.

6.2. The Trust shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust has been formed and is validly existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest, commonly referred to as a “Massachusetts business trust.”

(b) The Trust, on behalf of the Acquiring Portfolio, has the power under its Declaration of Trust as a Massachusetts business trust to execute, deliver and perform all of the obligations under the Agreement of the Trust, on behalf of the Acquiring Portfolio. The execution and delivery of the Agreement and the consummation by the Trust, on behalf of the Acquiring Portfolio, of the transactions contemplated thereby have been duly authorized by the Trust, on behalf of the Acquiring Portfolio, under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(c) The Agreement has been duly executed and delivered by the Trust, on behalf of the Acquiring Portfolio, under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts and constitutes the valid and binding obligation of the Trust, on behalf of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(d) The execution and delivery by the Trust, on behalf of the Acquiring Portfolio, of the Agreement and the performance of its obligations under the Agreement do not conflict with the Declaration or the by-laws of the Trust.

(e) Neither the execution, delivery nor performance by the Trust, on behalf of the Acquiring Portfolio, of the Agreement will contravene any provision of the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts and usually applied to transactions of this type (except for tax, fraudulent conveyance, antitrust, commodities, energy, utilities, national security, anti-terrorism, anti-money laundering, securities or blue sky laws of any jurisdiction, as to which Bingham McCutchen LLP expresses no opinion).

6.3. The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquiring Portfolio, or the enforceability of the Agreement against the Trust and the Acquiring Portfolio.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Portfolio, of all the obligations to be performed by the Trust, on behalf of the Target Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of the Trust, on behalf of the Target Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Trust shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed by the Trust’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Portfolio as the Acquiring Portfolio shall reasonably request. The Acquiring Portfolio shall have received certified copies of the resolutions adopted by the Board of Trustees, with respect to the Target Portfolio, approving this Agreement and the transactions contemplated herein.

7.2. The Target Portfolio shall have delivered to the Acquiring Portfolio (1) a statement as of the Closing Date of the Target Portfolio’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Portfolio’s portfolio securities showing the tax cost of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Trust.

7.3. Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Portfolio shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Portfolio Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.4. The Trust shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust has been formed and is validly existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest, commonly referred to as a “Massachusetts business trust.”

(b) The Trust, on behalf of the Target Portfolio, has the power under its Declaration of Trust as a Massachusetts business trust to execute, deliver and perform all of the obligations under the Agreement of the Trust, on behalf of the Target Portfolio. The execution and delivery of the Agreement and the consummation by the Trust, on behalf of the Target Portfolio, of the transactions contemplated thereby have been duly authorized by the Trust, on behalf of the Target Portfolio, under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(c) The Agreement has been duly executed and delivered by the Trust, on behalf of the Target Portfolio, under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts and constitutes the valid and binding obligation of the Trust, on behalf of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(d) The execution and delivery by the Trust, on behalf of the Target Portfolio, of the Agreement and the performance of the obligations under the Agreement do not conflict with the Declaration or the by-laws of the Trust.

(e) Neither the execution, delivery nor performance by the Trust, on behalf of the Acquiring Portfolio, of the Agreement will contravene any provision of the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts and usually applied to transactions of this type (except for tax, fraudulent conveyance, antitrust, commodities, energy, utilities, national security, anti-terrorism, anti-money laundering, securities or blue sky laws of any jurisdiction, as to which Bingham McCutchen LLP expresses no opinion).

7.5. The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of Willkie Farr & Gallagher LLP’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Target Portfolio, or the enforceability of the Agreement against the Trust and the Target Portfolio.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

7.6. As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Portfolio, or sales loads of the Target Portfolio nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, THE ACQUIRING

PORTFOLIO AND THE TARGET PORTFOLIO

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Acquiring Portfolio or the Target Portfolio, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Portfolio, the Acquiring Portfolio shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Portfolio:

8.1. This Agreement and the transactions contemplated herein, with respect to the Target Portfolio, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Portfolio in accordance with the provisions of the Trust’s Declaration and by-laws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Portfolio, in such form as shall be reasonably acceptable to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Trust, the Acquiring Portfolio nor the Target Portfolio may waive the condition set forth in this paragraph 8.1.

8.2. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3. All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Portfolio or the Target Portfolio, provided that any party hereto may waive any such conditions for itself.

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Portfolio, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Portfolio shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5. As of the Closing Date, there shall be no pending litigation brought by any person against the Trust, the Acquiring Portfolio or the Target Portfolio, or the Adviser, Trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6. The Trust shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Trust, on behalf of the Target Portfolio and on behalf of the Acquiring Portfolio, and its authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Portfolio of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio followed by the distribution by the Target Portfolio of Acquiring Portfolio Shares to the Target Portfolio Shareholders in complete liquidation of the Target Portfolio, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Target Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of the Assets to the Acquiring Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities or upon the distribution of Acquiring Portfolio Shares to the Target Portfolio Shareholders in exchange for such shareholders’ shares of the Target Portfolio in liquidation of the Target Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Portfolio Shareholders upon the exchange of their Target Portfolio shares solely for Acquiring Portfolio Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Portfolio Shares received by the Target Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Portfolio shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Portfolio Shares to be received by the Target Portfolio Shareholder pursuant to the Reorganization will include the holding period of the Target Portfolio shares exchanged therefor, provided that the Target Portfolio Shareholder held the Target Portfolio shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Portfolio in the Reorganization will be the same in the hands of the Acquiring Portfolio as the basis of such Asset in the hands of to the Target Portfolio immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Portfolio upon the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Portfolio will include the holding period of each such Asset when held by the Target Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Acquiring Portfolio).

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust, on behalf of the Acquiring Portfolio or the Target Portfolio, may not waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Trust, the Acquiring Portfolio and the Target Portfolio, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs, but not including any transaction costs incurred in connection with the sale of any of the Target Portfolio’s portfolio securities prior to or after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2. The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquiring Portfolio and by the Trust, on behalf of the Target Portfolio. In addition, the Trust, on behalf of the Acquiring Portfolio, or the Trust, on behalf of the Target Portfolio, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2. In the event of any such termination, in the absence of willful default, neither the Acquiring Portfolio nor the Target Portfolio shall be liable for damages. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that, following the meeting of the Target Portfolio Shareholders called by the Trust, on behalf of the Target Portfolio, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders under this Agreement to the detriment of the Target Portfolio Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Target Portfolio hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents or employees of the Trust, but shall bind only the property of the Acquiring Portfolio and the Target Portfolio as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and this Agreement has been executed by the officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Portfolio or the Target Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Portfolio or the Target Portfolio shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA INCOME FUNDS, on behalf of its series,

SUNAMERICA GNMA FUND

By:
Name:
Title:

SUNAMERICA INCOME FUNDS, on behalf of its series,

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

By:
Name:
Title:

Solely with respect to Article IX hereof:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

SUNAMERICA INCOME FUNDS

SunAmerica GNMA Fund

SunAmerica U.S. Government Securities Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 4, 2014

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the SunAmerica GNMA Fund (the “GNMA Fund”), a series of SunAmerica Income Funds (the “Trust”), into the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund” and together with the GNMA Fund, the “Funds” and each, a “Fund”), also a series of the Trust. The U.S. Government Securities Fund, following completion of the Reorganization, may be referred to herein as the “Combined Fund.”

This SAI contains information relating to the Reorganization, which may be of interest to the shareholders of the GNMA Fund but which is not included in the Combined Prospectus/Proxy Statement dated September 4, 2014 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the GNMA Fund in exchange for the assumption of liabilities of the GNMA Fund and shares of the U.S. Government Securities Fund. The GNMA Fund will distribute the U.S. Government Securities Fund shares it receives to its shareholders in complete liquidation of the GNMA Fund as a series of the Trust.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to SunAmerica U.S. Government Securities Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

B-1

ADDITIONAL INFORMATION ABOUT

THE GNMA FUND

AND THE U.S. GOVERNMENT SECURITIES FUND

For the GNMA Fund: Incorporated by reference is the Statement of Additional Information of the Trust dated August 1, 2014, as supplemented, as filed with the SEC.

For the U.S. Government Securities Fund: Incorporated by reference is the Statement of Additional Information of the Trust dated August  1, 2014, as supplemented, as filed with the SEC.

PRO FORMA COMBINED FINANCIAL STATEMENTS1

This SAI incorporates by reference (i) the Annual Report to Shareholders of the U.S. Government Securities Fund, Inc. for the fiscal year ended March 31, 2014, and (ii) the Annual Report to Shareholders of the GNMA Fund for the fiscal year ended March 31, 2014 (together, the “Annual Reports”), each of which has been filed with the SEC and is available at no charge. Each of these reports contains historical financial information regarding the applicable Fund. The financial statements and related notes and the report of independent accountants therein are incorporated herein by reference.

Shown below are unaudited pro forma combined financial statements for the Combined Fund, assuming the Reorganization, as more fully described in the Combined Prospectus/Proxy Statement, had been consummated as of April 1, 2013. The unaudited pro forma combined financial statements have been derived from the financial statements of the GNMA Fund and the U.S. Government Securities Fund contained in the Annual Reports. The unaudited pro forma combined fund portfolio of investments and the pro forma combined fund condensed statement of assets and liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 1, 2013. The unaudited pro forma combined fund condensed statement of operations reflects expenses for the twelve months ended March 31, 2014.

[1]	The preparation of this financial information requires management to make good faith estimates and assumptions that affect the reported amounts and disclosures contained herein. Actual results could differ from those estimates.

B-2

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2014 (UNAUDITED)

Principal Amount										Value (Note 2)
U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined	Security Description	Coupon	Maturity Date	U.S. Government Securities Fund	GNMA Fund	Pro Forma Combined	U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined
				U.S. GOVERNMENT AGENCIES			42.0%	100.9%	73.3%
				Federal Farm Credit Bank			10.1%	8.1%	9.0%
$4,500,000	$5,500,000	$—	$10,000,000		0.37%	02/12/2016				$4,494,173	$5,492,877	$—	$9,987,050
2,500,000	2,500,000		5,000,000		1.79%	03/12/2019				2,483,350	2,483,350		4,966,700
5,000,000	3,000,000		8,000,000		1.84%	07/24/2020				4,847,605	2,908,563		7,756,168

										11,825,128	10,884,790		22,709,918

				Federal Home Loan Bank			2.5%	0.0%	1.2%
3,000,000	—		3,000,000		0.97%	01/30/2017				2,993,289	—		2,993,289

				Federal National Mtg. Association			0.0%	0.0%	0.0%
5,070	—		5,070		8.00%	01/1/2023				5,088	—		5,088
6	—		6		11.00%	02/1/2015				6	—		6
340	—		340		11.50%	09/1/2019				342	—		342

										5,436	—		5,436

				Government National Mtg. Association			29.2%	92.7%	63.0%
—	1,074,572		1,074,572	*	3.50%	11/15/2041				—	1,099,948		1,099,948
—	399,207		399,207		3.50%	01/15/2042				—	407,983		407,983
—	417,221		417,221		3.50%	02/15/2042				—	426,394		426,394
—	1,099,377		1,099,377	*	3.50%	03/15/2042				—	1,123,546		1,123,546
—	5,160,857		5,160,857		3.50%	06/15/2042				—	5,274,312		5,274,312
—	1,985,625		1,985,625	*	3.50%	07/15/2042				—	2,029,276		2,029,276
—	441,644		441,644		4.00%	03/15/2039				—	464,652		464,652
—	491,061		491,061		4.00%	04/15/2039				—	516,734		516,734
—	31,836		31,836	*	4.00%	05/15/2039				—	33,481		33,481
—	1,379,745		1,379,745		4.00%	06/15/2039				—	1,451,021		1,451,021
—	116,409		116,409	*	4.00%	08/15/2039				—	122,423		122,423
—	18,819		18,819	*	4.00%	11/15/2039				—	19,791		19,791
—	630,536		630,536		4.00%	12/15/2039				—	663,799		663,799
—	581,555		581,555		4.00%	08/15/2040				—	611,734		611,734
—	1,005,389		1,005,389	*	4.00%	09/15/2040				—	1,057,380		1,057,380
—	781,295		781,295		4.00%	11/15/2040				—	821,655		821,655
—	1,475,221		1,475,221	*	4.00%	12/15/2040				—	1,551,842		1,551,842
—	20,527		20,527	*	4.00%	01/15/2041				—	21,588		21,588
—	764,321		764,321		4.00%	02/15/2041				—	803,857		803,857
—	541,022		541,022		4.00%	03/15/2041				—	568,971		568,971
—	127,644		127,644	*	4.00%	04/15/2041				—	134,259		134,259
—	54,682		54,682	*	4.00%	06/15/2041				—	57,507		57,507
—	1,290,681		1,290,681	*	4.00%	07/15/2041				—	1,357,403		1,357,403
—	1,800,935		1,800,935	*	4.00%	08/15/2041				—	1,894,132		1,894,132
—	3,867,583		3,867,583		4.00%	09/15/2041				—	4,067,493		4,067,493
—	2,049,182		2,049,182		4.00%	10/15/2041				—	2,155,878		2,155,878
—	4,978,068		4,978,068	*	4.00%	11/15/2041				—	5,235,318		5,235,318
—	2,121,869		2,121,869		4.00%	12/15/2041				—	2,230,896		2,230,896
—	3,676,955		3,676,955		4.00%	01/15/2042				—	3,865,170		3,865,170
—	2,380,843		2,380,843		4.00%	02/15/2042				—	2,504,185		2,504,185
—	630,705		630,705		4.00%	03/15/2042				—	663,286		663,286
—	116,510		116,510	*	4.00%	04/15/2042				—	122,533		122,533
—	132,089		132,089	*	4.00%	05/15/2042				—	138,925		138,925
—	1,082,122		1,082,122		4.00%	06/15/2042				—	1,138,023		1,138,023
—	6,000,000		6,000,000		4.00%	May TBA				—	6,285,000		6,285,000
156,595	247,775		404,370		4.50%	05/15/2018				163,793	259,163		422,956
278,022	146,631		424,653		4.50%	08/15/2018				291,247	153,583		444,830
697,129	417,359		1,114,488		4.50%	09/15/2018				731,258	437,682		1,168,940
779,761	663,572		1,443,333		4.50%	10/15/2018				818,442	696,588		1,515,030
—	44,012		44,012	*	4.50%	08/15/2033				—	47,771		47,771
856,753	119,573		976,326		4.50%	09/15/2033				932,300	129,786		1,062,086
—	96,259		96,259	*	4.50%	10/15/2038				—	104,015		104,015
—	80,684		80,684	*	4.50%	12/15/2038				—	87,609		87,609
7,314	31,558		38,872	*	4.50%	02/15/2039				7,896	34,057		41,953
—	277,198		277,198		4.50%	03/15/2039				—	299,251		299,251
292,670	77,542		370,212		4.50%	04/15/2039				315,768	83,777		399,545
382,937	1,004,376		1,387,313		4.50%	05/15/2039				413,304	1,084,096		1,497,400
141,915	3,823,351		3,965,266	*	4.50%	06/15/2039				153,162	4,126,578		4,279,740
125,615	1,695,837		1,821,452	*	4.50%	07/15/2039				135,564	1,830,411		1,965,975
—	123,139		123,139	*	4.50%	08/15/2039				—	133,157		133,157
522,675	159,702		682,377		4.50%	09/15/2039				564,106	172,370		736,476
456,116	60,564		516,680		4.50%	10/15/2039				492,269	65,484		557,753
—	566,934		566,934		4.50%	11/15/2039				—	611,848		611,848
972,330	590,807		1,563,137		4.50%	12/15/2039				1,051,343	638,819		1,690,162
604,060	71,226		675,286		4.50%	01/15/2040				653,163	77,000		730,163
663,808	2,592,226		3,256,034		4.50%	02/15/2040				719,692	2,802,896		3,522,588
618,551	847,196		1,465,747	*	4.50%	03/15/2040				668,470	915,102		1,583,572
458,608	1,777,619		2,236,227	*	4.50%	04/15/2040				496,169	1,921,530		2,417,699
398,284	336,028		734,312		4.50%	05/15/2040				430,577	363,286		793,863
593,102	627,487		1,220,589		4.50%	06/15/2040				641,201	678,264		1,319,465
785,500	323,745		1,109,245		4.50%	07/15/2040				849,227	349,297		1,198,524
303,834	35,715		339,549		4.50%	08/15/2040				328,528	38,609		367,137
13,551	402,404		415,955		4.50%	09/15/2040				14,624	434,840		449,464

B-3

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2014 (UNAUDITED) (Continued)

Principal Amount										Value (Note 2)
U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined	Security Description	Coupon	Maturity Date	U.S. Government Securities Fund	GNMA Fund	Pro Forma Combined	U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined
$—	$35,167	$	$35,167	*	4.50%	10/15/2040				$—	$37,992	$	$37,992
—	386,827		386,827		4.50%	11/15/2040				—	417,643		417,643
—	492,117		492,117		4.50%	01/15/2041				—	531,508		531,508
—	499,930		499,930		4.50%	02/15/2041				—	539,482		539,482
1,288,348	2,275,382		3,563,730	*	4.50%	03/15/2041				1,394,064	2,462,382		3,856,446
148,512	2,899,789		3,048,301	*	4.50%	04/15/2041				160,965	3,129,809		3,290,774
—	730,510		730,510		4.50%	05/15/2041				—	788,996		788,996
850,852	410,388		1,261,240		4.50%	06/15/2041				920,369	443,791		1,364,160
41,227	312,987		354,214		4.50%	07/15/2041				44,555	337,892		382,447
763,950	351,117		1,115,067		4.50%	08/15/2041				824,761	379,503		1,204,264
—	4,000,000		4,000,000		4.50%	May TBA				—	4,300,000		4,300,000
—	89,007		89,007	*	5.00%	03/15/2018				—	95,060		95,060
677,798	978,546		1,656,344		5.00%	04/15/2018				723,893	1,045,036		1,768,929
—	1,581,734		1,581,734		5.00%	05/15/2018				—	1,687,064		1,687,064
7,199	—		7,199	*	5.00%	04/15/2033				7,872	—		7,872
484,913	461,054		945,967		5.00%	08/15/2033				534,899	504,153		1,039,052
230,111	236,907		467,018		5.00%	09/15/2033				253,890	261,384		515,274
146,843	1,365,159		1,512,002	*	5.00%	10/15/2033				161,978	1,506,204		1,668,182
5,894	—		5,894	*	5.00%	04/15/2034				6,499	—		6,499
56,125	—		56,125	*	5.00%	11/15/2034				61,882	—		61,882
4,764	—		4,764	*	5.00%	02/15/2035				5,257	—		5,257
102,140	—		102,140	*	5.00%	03/15/2035				111,693	—		111,693
15,128	—		15,128	*	5.00%	04/15/2035				16,691	—		16,691
454,713	—		454,713		5.00%	05/15/2035				497,251	—		497,251
—	790,205		790,205	*	5.00%	08/15/2035				—	870,351		870,351
227,868	—		227,868		5.00%	09/15/2035				250,864	—		250,864
29,860	—		29,860	*	5.00%	10/15/2035				32,894	—		32,894
15,419	—		15,419	*	5.00%	12/15/2035				16,988	—		16,988
318,035	—		318,035		5.00%	03/15/2036				350,257	—		350,257
264,376	—		264,376		5.00%	05/15/2036				290,863	—		290,863
192,026	—		192,026	*	5.00%	06/15/2036				211,492	—		211,492
456,583	—		456,583		5.00%	09/15/2036				501,313	—		501,313
221,752	—		221,752		5.00%	10/15/2036				242,175	—		242,175
13,103	—		13,103	*	5.00%	11/15/2036				14,397	—		14,397
76,719	—		76,719	*	5.00%	12/15/2036				84,048	—		84,048
766,160	—		766,160		5.00%	01/15/2037				841,113	—		841,113
215,290	450,514		665,804		5.00%	02/15/2037				235,488	492,714		728,202
278,771	—		278,771		5.00%	03/15/2037				305,134	—		305,134
288,623	1,131,460		1,420,083	*	5.00%	04/15/2037				316,043	1,238,242		1,554,285
—	1,104,535		1,104,535		5.00%	04/15/2038				—	1,207,542		1,207,542
—	659,711		659,711		5.00%	05/15/2038				—	722,398		722,398
1,746,312	—		1,746,312		5.00%	08/15/2038				1,909,459	—		1,909,459
—	434,873		434,873		5.00%	01/15/2039				—	475,921		475,921
—	321,672		321,672		5.00%	02/15/2039				—	351,723		351,723
—	653,834		653,834		5.00%	03/15/2039				—	714,800		714,800
—	515,258		515,258		5.00%	04/15/2039				—	563,648		563,648
2,671,982	—		2,671,982		5.00%	07/20/2039				2,917,578	—		2,917,578
—	872,952		872,952		5.00%	08/15/2039				—	953,893		953,893
—	1,996,205		1,996,205		5.00%	10/15/2039				—	2,184,097		2,184,097
—	1,601,019		1,601,019	*	5.00%	11/15/2039				—	1,751,002		1,751,002
—	1,318,027		1,318,027		5.00%	12/15/2039				—	1,446,233		1,446,233
—	1,644,298		1,644,298		5.00%	04/15/2040				—	1,803,882		1,803,882
—	2,896,311		2,896,311		5.00%	05/15/2040				—	3,175,675		3,175,675
—	1,368		1,368	*	5.00%	06/15/2029				—	1,514		1,514
—	9,641		9,641	*	5.50%	01/15/2032				—	10,729		10,729
2,075	—		2,075	*	5.50%	11/15/2032				2,299	—		2,299
59,808	155,209		215,017		5.50%	03/15/2033				66,351	172,802		239,153
165,121	302,854		467,975		5.50%	04/15/2033				184,351	338,046		522,397
288,828	314,323		603,151		5.50%	05/15/2033				322,681	350,531		673,212
1,353,220	112,497		1,465,717	*	5.50%	06/15/2033				1,508,194	125,515		1,633,709
415,025	1,820		416,845		5.50%	07/15/2033				462,882	2,030		464,912
—	3,509		3,509	*	5.50%	08/15/2033				—	3,914		3,914
336,837	—		336,837		5.50%	10/15/2033				376,925	—		376,925
63,668	20,617		84,285	*	5.50%	12/15/2033				71,245	22,853		94,098
1,118,410	97,511		1,215,921	*	5.50%	01/15/2034				1,247,831	108,467		1,356,298
672,836	78,929		751,765		5.50%	02/15/2034				749,183	87,375		836,558
—	62,909		62,909	*	5.50%	04/15/2034				—	70,401		70,401
—	930,270		930,270	*	5.50%	04/20/2035				—	1,045,740		1,045,740
—	75,574		75,574	*	5.50%	06/15/2035				—	84,240		84,240
—	784,088		784,088		5.50%	09/15/2035				—	891,964		891,964
—	694,061		694,061		5.50%	10/15/2035				—	773,824		773,824
—	9,942		9,942	*	5.50%	11/15/2035				—	11,083		11,083
—	17,033		17,033	*	5.50%	12/15/2035				—	19,051		19,051
—	149,484		149,484	*	5.50%	02/15/2036				—	166,039		166,039
—	47,634		47,634	*	5.50%	03/15/2036				—	53,053		53,053
—	30,857		30,857	*	5.50%	05/15/2036				—	34,327		34,327
—	62,836		62,836	*	5.50%	09/15/2036				—	69,607		69,607
—	72,575		72,575	*	5.50%	03/15/2037				—	80,247		80,247
—	32,945		32,945	*	5.50%	05/15/2037				—	36,455		36,455
—	124,231		124,231	*	5.50%	12/15/2037				—	137,677		137,677

B-4

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2014 (UNAUDITED) (Continued)

Principal Amount										Value (Note 2)
U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined	Security Description	Coupon	Maturity Date	U.S. Government Securities Fund	GNMA Fund	Pro Forma Combined	U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined
$—	$62,655	$	$62,655	*	5.50%	01/15/2038				$—	$69,436	$	$69,436
—	449,575		449,575	*	5.50%	02/15/2038				—	498,044		498,044
—	230,289		230,289		5.50%	04/15/2038				—	255,204		255,204
—	547,869		547,869	*	5.50%	05/15/2038				—	613,981		613,981
—	257,883		257,883		5.50%	06/15/2038				—	285,520		285,520
—	235,661		235,661		5.50%	07/15/2038				—	261,840		261,840
—	222,853		222,853		5.50%	08/15/2038				—	247,664		247,664
—	119,584		119,584	*	5.50%	10/15/2038				—	132,516		132,516
—	46,575		46,575	*	5.50%	11/15/2038				—	51,588		51,588
—	183,415		183,415	*	5.50%	12/15/2038				—	203,344		203,344
—	96,073		96,073	*	5.50%	01/15/2039				—	106,497		106,497
—	200,395		200,395	*	5.50%	02/15/2039				—	222,600		222,600
—	114,606		114,606	*	5.50%	03/15/2039				—	127,560		127,560
—	32,629		32,629	*	5.50%	05/15/2039				—	36,162		36,162
—	176,898		176,898	*	5.50%	08/15/2039				—	195,861		195,861
—	234,991		234,991		5.50%	09/15/2039				—	260,333		260,333
—	75,001		75,001	*	5.50%	10/15/2039				—	83,043		83,043
—	2,248		2,248	*	5.50%	11/15/2039				—	2,492		2,492
—	32,330		32,330	*	5.50%	01/15/2040				—	35,815		35,815
—	433,054		433,054	*	5.50%	03/15/2040				—	479,859		479,859
—	111,284		111,284	*	5.50%	04/15/2040				—	123,097		123,097
—	81,285		81,285	*	5.50%	05/15/2040				—	89,890		89,890
—	369,642		369,642		5.50%	08/15/2040				—	409,253		409,253
—	134,058		134,058	*	5.50%	09/15/2040				—	148,245		148,245
—	123,655		123,655	*	5.50%	11/15/2040				—	136,751		136,751
—	117,994		117,994	*	5.50%	02/15/2041				—	130,585		130,585
—	33,094		33,094	*	5.50%	03/15/2041				—	36,621		36,621
—	89,803		89,803	*	5.50%	04/15/2041				—	99,299		99,299
—	29,056		29,056	*	5.50%	05/15/2041				—	32,160		32,160
—	161,590		161,590	*	5.50%	06/15/2041				—	178,731		178,731
—	8,119		8,119	*	5.50%	09/15/2041				—	8,978		8,978
—	1,137		1,137	*	6.00%	11/15/2023				—	1,271		1,271
—	1,082		1,082	*	6.00%	01/15/2024				—	1,211		1,211
530	—		530	*	6.00%	01/15/2028				593	—		593
314,592	—		314,592		6.00%	04/15/2028				360,778	—		360,778
—	1,345		1,345	*	6.00%	07/15/2028				—	1,505		1,505
—	20,479		20,479	*	6.00%	12/15/2028				—	23,560		23,560
—	162,140		162,140	*	6.00%	01/15/2029				—	182,291		182,291
—	94,247		94,247	*	6.00%	02/15/2029				—	105,714		105,714
—	101,917		101,917	*	6.00%	03/15/2029				—	114,079		114,079
14,521	101,547		116,068	*	6.00%	04/15/2029				16,249	114,144		130,393
10,561	17,704		28,265	*	6.00%	05/15/2029				12,154	19,829		31,983
1,387	37,749		39,136	*	6.00%	06/15/2029				1,553	42,828		44,381
—	11,819		11,819	*	6.00%	07/15/2029				—	13,223		13,223
—	6,710		6,710	*	6.00%	08/15/2029				—	7,511		7,511
7,699	4,258		11,957	*	6.00%	04/15/2031				8,869	4,772		13,641
12,581	—		12,581	*	6.00%	05/15/2031				14,492	—		14,492
—	13,025		13,025	*	6.00%	07/15/2031				—	14,596		14,596
—	33,282		33,282	*	6.00%	10/15/2031				—	37,284		37,284
55,892	109,181		165,073	*	6.00%	11/15/2031				62,768	122,670		185,438
3,322	38,845		42,167	*	6.00%	12/15/2031				3,721	43,693		47,414
37,251	23,252		60,503	*	6.00%	01/15/2032				42,880	26,658		69,538
7,701	11,337		19,038	*	6.00%	02/15/2032				8,678	12,867		21,545
1,635	—		1,635	*	6.00%	03/15/2032				1,882	—		1,882
—	23,737		23,737	*	6.00%	07/15/2032				—	27,330		27,330
86,370	—		86,370	*	6.00%	08/15/2032				99,169	—		99,169
—	14,348		14,348	*	6.00%	09/15/2032				—	16,515		16,515
—	63,934		63,934	*	6.00%	10/15/2032				—	72,475		72,475
12,880	760		13,640	*	6.00%	11/15/2032				14,613	851		15,464
4,726	—		4,726	*	6.00%	12/15/2032				5,293	—		5,293
7,995	47,980		55,975	*	6.00%	01/15/2033				9,055	54,202		63,257
5,735	72,964		78,699	*	6.00%	02/15/2033				6,422	82,580		89,002
25,936	40,368		66,304	*	6.00%	03/15/2033				29,046	45,830		74,876
117,586	113,842		231,428		6.00%	04/15/2033				131,687	127,916		259,603
—	48,846		48,846	*	6.00%	05/15/2033				—	55,608		55,608
—	7,708		7,708	*	6.00%	06/15/2033				—	8,871		8,871
52,261	—		52,261	*	6.00%	07/15/2033				60,002	—		60,002
539,322	56,293		595,615	*	6.00%	08/15/2033				621,032	64,310		685,342
99,705	—		99,705	*	6.00%	09/15/2033				114,730	—		114,730
381,127	12,860		393,987	*	6.00%	10/15/2033				431,164	14,510		445,674
19,921	12,234		32,155	*	6.00%	11/15/2033				22,309	14,088		36,397
238,622	128,525		367,147	*	6.00%	12/15/2033				270,975	147,046		418,021
—	66,881		66,881	*	6.00%	01/15/2034				—	76,956		76,956
45,349	78,264		123,613	*	6.00%	02/15/2034				50,785	88,751		139,536
—	22,965		22,965	*	6.00%	03/15/2034				—	25,719		25,719
—	98,149		98,149	*	6.00%	04/15/2034				—	110,836		110,836
8,419	5,866		14,285	*	6.00%	05/15/2034				9,530	6,569		16,099
14,426	55,219		69,645	*	6.00%	06/15/2034				16,599	61,842		78,441
318,230	64,565		382,795		6.00%	07/15/2034				356,573	72,729		429,302
37,496	—		37,496	*	6.00%	08/15/2034				42,951	—		42,951

B-5

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2014 (UNAUDITED) (Continued)

Principal Amount										Value (Note 2)
U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined	Security Description	Coupon	Maturity Date	U.S. Government Securities Fund	GNMA Fund	Pro Forma Combined	U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined
$124,413	$38,436	$	$162,849	*	6.00%	09/15/2034				$141,062	$43,594	$	$184,656
315,318	27,805		343,123		6.00%	10/15/2034				353,129	31,140		384,269
139,256	28,861		168,117	*	6.00%	12/15/2034				155,956	32,323		188,279
—	14,555		14,555	*	6.00%	01/15/2035				—	16,475		16,475
—	25,161		25,161	*	6.00%	04/15/2035				—	28,936		28,936
—	5,992		5,992	*	6.00%	05/15/2035				—	6,710		6,710
—	27,648		27,648	*	6.00%	06/15/2035				—	31,355		31,355
65,213	—		65,213	*	6.00%	08/16/2035				73,052	—		73,052
—	2,609		2,609	*	6.00%	11/15/2035				—	2,922		2,922
—	53,940		53,940	*	6.00%	12/15/2035				—	60,537		60,537
—	37,051		37,051	*	6.00%	01/15/2036				—	42,357		42,357
—	46,118		46,118	*	6.00%	02/15/2036				—	51,843		51,843
—	24,452		24,452	*	6.00%	03/15/2036				—	27,996		27,996
—	51,321		51,321	*	6.00%	04/15/2036				—	58,652		58,652
—	126,722		126,722	*	6.00%	05/15/2036				—	144,402		144,402
—	55,305		55,305	*	6.00%	06/15/2036				—	63,539		63,539
—	3,909		3,909	*	6.00%	08/15/2036				—	4,494		4,494
—	26,147		26,147	*	6.00%	09/15/2036				—	29,352		29,352
—	37,560		37,560	*	6.00%	10/15/2036				—	42,736		42,736
—	44,176		44,176	*	6.00%	11/15/2036				—	49,491		49,491
—	8,197		8,197	*	6.00%	07/15/2037				—	9,218		9,218
—	5,866		5,866	*	6.00%	09/15/2037				—	6,569		6,569
—	9,371		9,371	*	6.00%	11/15/2037				—	10,495		10,495
—	11,211		11,211	*	6.00%	12/15/2037				—	12,546		12,546
—	1,330		1,330	*	6.00%	01/15/2038				—	1,514		1,514
—	8,989		8,989	*	6.00%	02/15/2038				—	10,231		10,231
—	20,943		20,943	*	6.00%	05/15/2038				—	23,437		23,437
—	13,310		13,310	*	6.00%	06/15/2038				—	14,910		14,910
—	36,927		36,927	*	6.00%	07/15/2038				—	41,329		41,329
—	4,912		4,912	*	6.00%	08/15/2038				—	5,503		5,503
—	3,042,038		3,042,038		6.00%	09/20/2038				—	3,389,675		3,389,675
—	64,056		64,056	*	6.00%	10/15/2038				—	71,780		71,780
—	44,768		44,768	*	6.00%	11/15/2038				—	50,176		50,176
—	44,640		44,640	*	6.00%	12/15/2038				—	49,984		49,984
—	97,459		97,459	*	6.00%	01/15/2039				—	109,180		109,180
—	21,697		21,697	*	6.00%	02/15/2039				—	24,319		24,319
—	24,577		24,577	*	6.00%	08/15/2039				—	27,552		27,552
—	13,130		13,130	*	6.00%	09/15/2039				—	14,717		14,717
—	21,814		21,814	*	6.00%	10/15/2039				—	24,383		24,383
—	5,190		5,190	*	6.00%	02/15/2040				—	5,813		5,813
—	12,080		12,080	*	6.00%	04/15/2040				—	13,521		13,521
—	2,504		2,504	*	6.00%	05/15/2040				—	2,798		2,798
—	6,481		6,481	*	6.50%	03/15/2028				—	7,326		7,326
—	8,494		8,494	*	6.50%	08/15/2028				—	9,579		9,579
—	1,200		1,200	*	6.50%	01/15/2029				—	1,353		1,353
3,848	470		4,318	*	6.50%	02/15/2029				4,339	542		4,881
—	36,033		36,033	*	6.50%	03/15/2029				—	40,625		40,625
—	437		437	*	6.50%	04/15/2029				—	497		497
—	3,562		3,562	*	6.50%	05/15/2029				—	4,105		4,105
—	13,575		13,575	*	6.50%	06/15/2029				—	15,634		15,634
—	849		849	*	6.50%	07/15/2029				—	958		958
—	2,536		2,536	*	6.50%	10/15/2029				—	2,857		2,857
6,715	—		6,715	*	6.50%	06/15/2031				7,574	—		7,574
7,450	—		7,450	*	6.50%	07/15/2031				8,397	—		8,397
21,503	62,147		83,650	*	6.50%	08/15/2031				24,243	70,104		94,347
59,636	9,419		69,055	*	6.50%	09/15/2031				67,259	10,623		77,882
84,052	84,052		168,104	*	6.50%	10/15/2031				96,568	96,568		193,136
2,360	24,405		26,765	*	6.50%	11/15/2031				2,661	27,513		30,174
—	45,747		45,747	*	6.50%	12/15/2031				—	51,558		51,558
5,306	—		5,306	*	6.50%	01/15/2032				5,985	—		5,985
72,812	67,424		140,236	*	6.50%	02/15/2032				82,270	76,007		158,277
—	284,756		284,756		6.50%	05/15/2032				—	321,496		321,496
—	26,928		26,928	*	6.50%	06/15/2032				—	30,390		30,390
—	6,222		6,222	*	7.00%	03/15/2023				—	6,242		6,242
7,513	—		7,513	*	7.00%	07/15/2023				8,247	—		8,247
20,934	—		20,934	*	7.00%	10/15/2023				21,006	—		21,006
—	199		199	*	7.00%	01/20/2024				—	219		219
—	185		185	*	7.00%	03/20/2024				—	204		204
—	702		702	*	7.00%	07/20/2025				—	771		771
63,463	27,561		91,024	*	7.00%	09/15/2025				70,675	30,692		101,367
—	13,527		13,527	*	7.00%	01/20/2029				—	15,631		15,631
—	2,447		2,447	*	7.00%	02/20/2029				—	2,883		2,883
6,772	—		6,772	*	7.00%	03/20/2029				7,709	—		7,709
1,004	4,981		5,985	*	7.00%	06/20/2029				1,181	5,859		7,040
—	16,598		16,598	*	7.00%	07/20/2029				—	19,402		19,402
—	1,755		1,755	*	7.00%	09/20/2029				—	2,072		2,072
—	3,392		3,392	*	7.00%	10/20/2029				—	4,002		4,002
—	1,064		1,064	*	7.00%	11/20/2029				—	1,250		1,250
—	2,291		2,291	*	7.00%	03/20/2030				—	2,694		2,694
—	2,349		2,349	*	7.00%	06/20/2030				—	2,640		2,640

B-6

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2014 (UNAUDITED) (Continued)

Principal Amount										Value (Note 2)
U.S. Government Securities Fund	GNMA Fund	Adjustments	Pro Forma Combined	Security Description	Coupon	Maturity Date	U.S. Government Securities Fund	GNMA Fund	Pro Forma Combined	U.S. Government Securities Fund	GNMA Fund	Adjustments		Pro Forma Combined
$—	$4,433	$	$4,433	*	7.00%	08/20/2030				$—	$4,977	$		$4,977
—	7,007		7,007	*	7.00%	09/20/2030				—	7,921			7,921
—	8,354		8,354	*	7.00%	10/20/2030				—	9,898			9,898
18,004	—		18,004	*	7.00%	11/20/2030				21,461	—			21,461
1,117	—		1,117	*	7.50%	04/15/2017				1,121	—			1,121
39,055	—		39,055	*	7.50%	08/15/2023				40,764	—			40,764
167,300	—		167,300	*	7.50%	09/15/2023				176,307	—			176,307
—	41,826		41,826	*	8.00%	11/15/2026				—	47,476			47,476
—	4,212		4,212	*	8.00%	12/15/2029				—	4,397			4,397
—	12,278		12,278	*	8.00%	04/15/2030				—	14,105			14,105
—	1,143		1,143	*	8.00%	05/15/2030				—	1,266			1,266
—	20,606		20,606	*	8.00%	08/15/2030				—	23,626			23,626
—	2,738		2,738	*	8.50%	03/15/2017				—	2,750			2,750
—	12,504		12,504	*	8.50%	12/15/2022				—	12,560			12,560
—	15,928		15,928	*	8.50%	01/15/2023				—	16,303			16,303
—	7,378		7,378	*	8.50%	09/15/2024				—	8,390			8,390
—	3,309		3,309	*	9.00%	07/15/2016				—	3,324			3,324
—	1,290		1,290	*	9.00%	10/15/2016				—	1,296			1,296
6,959	—		6,959	*	9.00%	12/15/2016				6,992	—			6,992
17	—		17	*	11.00%	08/20/2015				17	—			17
37	—		37	*	11.00%	09/20/2015				38	—			38
230	—		230	*	11.50%	05/20/2015				231	—			231

										34,315,466	123,952,066			158,267,532

				Small Business Administration			0.2%	0.1%	0.1%
194,979	64,993		259,972		6.30%	06/01/2018				206,739	68,913			275,652

				Total U.S. Government Agencies (cost $46,922,837; $133,881,703; $180,804,540)						49,346,058	134,905,769			184,251,827

				U.S. GOVERNMENT TREASURIES			39.3%	2.2%	19.6%
				United States Treasury Bonds			16.9%	0.0%	7.9%
1,000,000	—		1,000,000		3.88%	08/15/2040				1,065,938	—			1,065,938
8,000,000	—		8,000,000		4.25%	11/15/2040				9,062,496	—			9,062,496
8,000,000	—		8,000,000		4.75%	02/15/2041				9,787,504	—			9,787,504

										19,915,938	—			19,915,938

				United States Treasury Notes			22.4%	2.2%	11.7%
2,000,000	—		2,000,000		1.25%	10/31/2015				2,030,938	—			2,030,938
16,000,000	—		16,000,000		1.50%	07/31/2016				16,338,752	—			16,338,752
5,000,000	—		5,000,000		2.00%	02/15/2022				4,834,375	—			4,834,375
2,000,000	3,000,000		5,000,000		2.75%	02/15/2024				2,004,376	3,006,564			5,010,940
1,000,000	—		1,000,000		3.13%	05/15/2019				1,066,641	—			1,066,641

										26,275,082	3,006,564			29,281,646

				Total U.S. Government Treasuries (cost $43,171,403; $3,030,000; $46,201,403)						46,191,020	3,006,564			49,197,584

				Total Long-Term Investment Securities (cost $90,094,240; $136,911,703; $227,005,943)						95,537,078	137,912,333			233,449,411

				REPURCHASE AGREEMENTS			18.0%	7.5%	12.4%
21,151,000	10,002,000		31,153,000	State Street Bank and Trust Co. Joint Repurchase Agreement (cost $21,151,000; $10,002,000; $31,153,000)(1)						21,151,000	10,002,000			31,153,000

				TOTAL INVESTMENTS (cost $111,245,240; $146,913,703; $258,158,943)			99.3%	110.6%	105.3%	116,688,078	147,914,333			264,602,411
				Liabilities in excess of other assets				(10.6)	(5.3)	—	(14,164,790)
				Other assets less liabilities(2)			0.7			862,151	—		(1,071)	(13,303,710)

				NET ASSETS			100.0%	100.0%	100.0%	$117,550,229	$133,749,543		$(1,071)	$251,298,701

*	Based on the portfolio holdings of the GNMA Fund and the U.S. Government Securities Fund as of March 31, 2014, the portfolio managers anticipate disposing of these securities in connection with the Reorganization. However, the extent to which a Fund’s portfolio holdings are sold will depend upon market conditions and the portfolio composition of the Funds at the time of the Reorganization.
(1)	As of March 31, 2014, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank and Trust Co.:

Fund	Percentage Ownership	Principal Amount
U.S. Government Securities Fund	10.78%	$21,151,000
GNMA Fund	5.10	10,002,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

State Street Bank and Trust Co., dated March 31, 2014, bearing interest at a rate of 0.00% per annum, with a principal amount of $196,232,000, a repurchase price of $196,232,000, and a maturity date of April 1, 2014.

The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Bills	0.11%	03/5/2015	$50,000,000	$49,950,000
U.S. Treasury Notes	0.75	06/15/2014	10,000,000	10,037,500
U.S. Treasury Notes	0.75	12/31/2017	3,175,000	3,115,469
U.S. Treasury Notes	2.00	02/28/2021	139,790,000	137,055,009

(2)	Includes adjustment for the remaining balances of any prepaid expenses of the GNMA Fund to be expensed prior to the reorganization

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

As of March 31, 2014, all of the securities held by the GNMA Fund would comply with the compliance guidelines and/or investment restrictions of the U.S. Government Securities Fund. Securities of the GNMA Fund and the U.S. Government Securities Fund may be disposed of in connection with the transaction as a result of the rebalancing of portfolio holdings, or for other reasons, at the discretion of the portfolio managers of the funds.

The following is a summary of the inputs used to value the Combined Fund’s net assets as of March 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
U.S. Government Agencies:
Federal Farm Credit Bank	$—	$22,709,918	$—	$22,709,918
Federal Home Loan Bank	—	2,993,289	—	2,993,289
Federal National Mtg. Assoc.	—	5,436	—	5,436
Government National Mtg. Assoc.	—	158,267,532	—	158,267,532
Small Business Administration	—	275,652	—	275,652
U.S. Government Treasuries:
United States Treasury Bonds	—	19,915,938	—	19,915,938
United States Treasury Notes	—	29,281,646	—	29,281,646
Repurchase Agreements	—	31,153,000	—	31,153,000

Total	$—	$264,602,411	$—	$264,602,411

See Notes to Pro Forma Combined Financial Statements

B-7

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF MARCH 31, 2014 (UNAUDITED)

	U.S. Government Securities Fund	GNMA Fund	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments at value (unaffiliated)*	$95,537,078	$137,912,333			$233,449,411
Repurchase agreements (cost approximates value)	21,151,000	10,002,000			31,153,000

Total investments	116,688,078	147,914,333			264,602,411

Cash	558	665			1,223
Receivable for:
Shares of beneficial interest sold	808,217	38,391			846,608
Dividends and interest	423,576	448,866			872,442
Prepaid expenses and other assets	676	1,071	(1,071	)(A)	676
Due from investment adviser for expense reimbursements/fee waivers	33,869	16,742			50,611

Total assets	117,954,974	148,420,068	(1,071)		266,373,971

LIABILITIES:
Payable for:
Shares of beneficial interest redeemed	166,147	302,467			468,614
Investments purchased	—	14,081,621			14,081,621
Investment advisory and management fees	62,329	55,060			117,389
Distribution and service maintenance fees	39,547	58,772			98,319
Transfer agent fees and expenses	27,644	38,335			65,979
Trustees’ fees and expenses	4,331	3,491			7,822
Other accrued expenses	97,451	109,243			206,694
Dividends payable	7,296	21,536			28,832

Total liabilities	404,745	14,670,525			15,075,270

Net assets	$117,550,229	$133,749,543	$(1,071)		$251,298,701

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01	$124,628	$125,590	16,269		$266,487
Paid-in capital	115,353,007	142,840,398	(16,269	)(B)	258,177,136

	115,477,635	142,965,988			258,443,623
Accumulated undistributed net investment income (loss)	(121,374)	(426,424)	(1,071	)(A)	(548,869)
Accumulated undistributed net realized gain (loss) on investments	(3,248,870)	(9,790,651)			(13,039,521)
Unrealized appreciation (depreciation) on investments	5,442,838	1,000,630			6,443,468

Net assets	$117,550,229	$133,749,543	$(1,071)		$251,298,701

*Cost
Investments (unaffiliated)	$90,094,240	$136,911,703			$227,005,943

Class A (unlimited shares authorized):
Net assets	$106,747,142	$101,149,817	$(810	)(A)	$207,896,149
Shares of beneficial interest issued and outstanding	11,316,926	9,506,607	1,219,693	(B)	22,043,226
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.43	$10.64			$9.43
Maximum sales charge (4.75% of offering price)	0.47	0.53			0.47

Maximum offering price to public	$9.90	$11.17			$9.90

Class B (unlimited shares authorized):
Net assets	$3,508,498	$9,770,139	$(78	)(A)	$13,278,559
Shares of beneficial interest issued and outstanding	371,867	915,703	120,359	(B)	1,407,929

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.43	$10.67			$9.43

Class C (unlimited shares authorized):
Net assets	$7,294,589	$22,829,587	$(183	)(A)	$30,123,993
Shares of beneficial interest issued and outstanding	773,995	2,136,724	286,780	(B)	3,197,499

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.42	$10.68			$9.42

(A)	To adjust for the remaining balances of any prepaid expenses of the GNMA Fund to be expensed prior to the reorganization.
(B)	To adjust for a tax-free exchange of GNMA Fund shares for U.S. Government Securities Fund shares.

See Notes to Pro Forma Combined Financial Statements

B-8

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2014 (UNAUDITED)

	U.S. Government Securities Fund	GNMA Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest (unaffiliated)	$2,995,847	$3,127,397	—		$6,123,244

Total investment income	2,995,847	3,127,397	—		6,123,244

EXPENSES:
Investment advisory and management fees	808,571	801,811	273,924	(C)	1,884,306
Distribution and service maintenance fees
Class A	389,108	441,366	—		830,474
Class B	39,371	118,064	—		157,435
Class C	92,851	319,360	—		412,211
Transfer agent fees and expenses
Class A	265,301	298,928	1,178	(E)	565,407
Class B	10,671	29,695	24	(E)	40,390
Class C	23,590	75,855	25	(E)	99,470
Registration fees
Class A	22,836	24,940	(4,826	)(E)	42,950
Class B	12,280	10,728	(3,008	)(E)	20,000
Class C	15,862	16,444	(3,356	)(E)	28,950
Custodian and accounting fees	52,889	119,644	(95,433	)(E)	77,100
Reports to shareholders	23,951	43,000	—		66,951
Audit and tax fees	50,047	49,003	(49,003	)(E)	50,047
Legal fees	11,298	12,318	(6,616	)(E)	17,000
Trustees’ fees and expenses	10,494	15,693	—		26,187
Interest expense	—	446	(446	)(E)	—
Other expenses	18,328	18,951	(17,280	)(E)	19,999

Total expenses before fee waivers, expense reimbursements and expense recoupments	1,847,448	2,396,246	95,183		4,338,877
Net (fees waived and expenses reimbursed)/recouped by investment advisor	(529,983)	(430,437)	(94,031	)(F)	(1,054,451)

Net expenses	1,317,465	1,965,809	1,152		3,284,426

Net investment income (loss)	1,678,382	1,161,588	(1,152)		2,838,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (unaffiliated)	(2,745,233)	(4,802,030)	—		(7,547,263)

Net realized gain (loss) on investments	(2,745,233)	(4,802,030)	—		(7,547,263)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(3,524,139)	(4,064,185)	—		(7,588,324)

Net unrealized gain (loss) on investments	(3,524,139)	(4,064,185)	—		(7,588,324)

Net realized and unrealized gain (loss) on investments	(6,269,372)	(8,866,215)	—		(15,135,587)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,590,990)	$(7,704,627)	$(1,152)		$(12,296,769)

(C)	Reflects adjustments to expenses based on surviving funds management fees and combined net assets.
(E)	Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets and duplicate services or fees.
(F)	Reflects adjustments to expenses reimbursed by investment advisor based on pro forma expenses.

See Notes to Pro Forma Combined Financial Statements

B-9

Notes to Pro Forma Combined Financial Statements as of March 31, 2014 (Unaudited)

NOTE 1—BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma portfolio of investments give effect to the proposed Agreement and Plan of Reorganization between the GNMA Fund and the U.S. Government Securities Fund and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the GNMA Fund in exchange for the assumption of liabilities of the GNMA Fund and shares of the U.S. Government Securities Fund. The statement of assets and liabilities and the related statement of operations of the GNMA Fund and the U.S. Government Securities Fund have been combined as of and for the twelve months ended March 31, 2014. Following the Reorganization, the U.S. Government Securities Fund will be the accounting survivor as well as the legal survivor. The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the GNMA Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the U.S. Government Securities Fund shares received by the shareholders of the GNMA Fund will be the same as the aggregate tax basis of the GNMA Fund shares held by such shareholders immediately before the Reorganization. In accordance with accounting principles generally accepted in the United States of America, the historical cost basis of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

SunAmerica or its affiliates will bear the expenses of the Reorganization other than any transaction costs relating to the sale of the GNMA Fund’s securities prior to or after the Reorganization, as described in the Agreement and Plan of Reorganization. The aggregate expense of the Reorganization is estimated to be approximately $165,000.

While the portfolio managers of the U.S. Government Securities Fund do not anticipate requesting the disposition of any of the GNMA Fund’s portfolio holdings before the closing of the Reorganization, the portfolio managers anticipate disposing of a substantial portion of the GNMA Fund’s portfolio holdings (approximately 70% as of June 30, 2014), following the closing of the Reorganization. To the extent that securities of the GNMA Fund are disposed of prior to the Reorganization, transaction costs incurred prior to the closing of the Reorganization will be borne by the GNMA Fund (not the U.S. Government Securities Fund) and its shareholders prior to the closing of the Reorganization; however, transaction costs associated with the disposition of GNMA portfolio holdings in the Combined Fund immediately following the closing of the Reorganization will be borne by the Combined Fund and its shareholders. SunAmerica has estimated that the transaction costs relating to such disposition of GNMA Fund portfolio holdings immediately following the Reorganization will be approximately $106,575, or, based on GNMA Fund shares outstanding as of June 30, 2014, $0.01 per share.

The extent to which the GNMA Fund’s portfolio holdings are sold will depend upon market conditions and the portfolio composition of the Funds at the time of the Reorganization. If all such holdings were sold on April 1, 2014, the sales would result in a net capital gain position of $1,000,630 or $0.24 per share, assuming all GNMA Fund shareholders as of April 1, 2014 elect to participate in the Reorganization and there is no attrition in the number of U.S. Government Securities Fund shareholders as of April 1, 2014. This amount does not take into account any available capital loss carryforwards and current year net realized capital gains or losses. Based on the net unrealized capital gain position of the GNMA Fund as of April 1, 2014, including any available capital loss carryforwards, the anticipated sales of GNMA Fund portfolio holdings following the closing of the Reorganization may result in the distribution of net capital gains to shareholders of the Combined Fund. The estimated amount of these net capital gains distributions is expected to be $649,450, based on the value of the GNMA Fund’s portfolio holdings as of April 1, 2014. However, the actual amount of capital gains or losses, if any, resulting from the sale of GNMA Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make good faith estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The pro forma financial statements should be read in conjunction with the historical financial statements of the U.S. Government Securities Fund and the GNMA Fund which are incorporated by reference into their respective Statements of Additional Information.

NOTE 2—SECURITY VALUATION

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), etc.).

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

B-10

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Funds’ net assets as of March 31, 2014 are reported on a schedule following the Pro Forma Combined Portfolio of Investments.

Bonds, debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

The Board of Trustees is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

NOTE 3—CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of the U.S. Government Securities Fund which would have been issued at March 31, 2014 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the March 31, 2014 net asset value of the U.S. Government Securities Fund Class A ($9.43), Class B ($9.43), and Class C ($9.42).

B-11

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C
Shares of U.S. Government Securities Fund	11,316,926	371,867	773,995
Additional Shares to be issued to U.S. Government Securities Fund	10,726,300	1,036,062	2,423,504
Pro Forma Shares outstanding	22,043,226	1,407,929	3,197,499

These pro forma financial statements assume that all shares of the GNMA Fund Class A, Class B, and Class C outstanding on March 31, 2014 were exchanged, tax free, for the U.S. Government Securities Fund Class A, Class B, and Class C shares, respectively.

NOTE 4—PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the U.S. Government Securities Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of the U.S. Government Securities Fund and the GNMA Fund combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for the U.S. Government Securities Fund at the level of assets of the combined fund for the stated period.

NOTE 5—FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). After the reorganization, the U.S. Government Securities Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. federal income tax law.

B-12